                                                                    EXHIBIT 10.1

                                 OFFICE LEASE
                                    BETWEEN


                                TCD NORTH, INC.
                         ----------------------------

                         ____________________________


                                  "LANDLORD"
                                   --------

                                      AND

                             COMMNET CELLULAR INC.
                        ------------------------------

                        ______________________________


                                   "TENANT"
                                    ------

                                 FOR SPACE AT

                             THE BUILDING KNOWN AS

                       "        CRESCENT VIII        "
                        -----------------------------

                        _____________________________

             ________________________________
                     (Building  Address)


                                     DATED


                           August 8          , 1995
                        ---------------------     --

                          PART I - BASIC LEASE TERMS

                         PART II - GENERAL PROVISIONS

                        PART III - EXHIBITS AND ADDENDA



                                     INDEX
                                     -----


                                                                            Page
                                                                            ----


     PART I
BASIC LEASE TERM SHEET.....................................................    1

     PART II
GENERAL PROVISIONS.........................................................    2
   1.   TERMS AND DEFINITIONS..............................................    2
   2.   PREPARATION OF THE LEASED PREMISES.................................    3
   3.   OCCUPANCY; LEASE COMMENCEMENT DATE.................................    3
   4.   USES...............................................................    3
   5.   SECURITY DEPOSIT...................................................    3
   6.   RENT...............................................................    4
   7.   UTILITIES..........................................................    6
   8.   BUILDING SERVICES..................................................    7
   9.   ACCESS AND ALTERATIONS.............................................    7
   10.  TENANT MAINTENANCE.................................................    7
   11.  TENANT'S PROPERTY..................................................    8
   12.  IMPROVEMENTS AND ALTERATIONS BY TENANT.............................    8
   13.  LIENS..............................................................    9
   14.  INSURANCE; INDEMNITY...............................................    9
   15.  WAIVER OF SUBROGATION..............................................   10
   16.  CASUALTY...........................................................   10
   17.  CONDEMNATION.......................................................   10
   18.  HAZARDOUS WASTE INDEMNIFICATION....................................   10
   19.  AMERICANS WITH DISABILITIES ACT....................................   13
   20.  INSOLVENCY; BANKRUPTCY.............................................   13
   21.  ASSIGNMENT, LETTING AND SUBLETTING.................................   14
   22.  RULES AND REGULATIONS..............................................   16
   23.  PARKING............................................................   16
   24.  SIGNS..............................................................   16
   25.  LANDLORD'S LIEN....................................................   16
   26.  QUIET ENJOYMENT; UNAVOIDABLE DELAY.................................   16
   27.  SURRENDER..........................................................   17
   28.  HOLD OVER TENANCY..................................................   17
   29.  TENANT'S DEFAULT...................................................   17
   30.  PROFESSIONAL FEES AND COSTS........................................   20
   31.  ACCORD AND SATISFACTION; REINSTATEMENT OR EXTENSION................   20
   32.  LANDLORD'S DEFAULT.................................................   20
   33.  LIMITATION OF LANDLORD'S LIABILITY.................................   21
   34.  LANDLORD'S RESERVED RIGHTS.........................................   21
   35.  SUBORDINATION AND ATTORNMENT.......................................   21
   36.  ESTOPPEL CERTIFICATE...............................................   21
   37.  DEMOLITION OF BUILDING.............................................   22
   38.  AMENDMENT..........................................................   22
   39.  WAIVER.............................................................   22
   40.  NOTICES............................................................   22
   41.  BINDING EFFECT; GENDER.............................................   22
   42.  RIDERS AND ATTACHMENTS.............................................   22
   43.  SEVERABILITY.......................................................   22
   44.  TIME; DUTIES OF TENANT REQUIRE STRICT PERFORMANCE..................   23
   45.  BROKER'S INDEMNIFICATION...........................................   23
   46.  RECORDING LEASE....................................................   23
   47.  ENTIRE AGREEMENT...................................................   23

   48.  RELOCATION OF TENANT................................................  23
   49.  EXECUTION OF LEASE, AUTHORIZATION OF PARTIES........................  23
   50.  LENDER APPROVAL...................................................... 24
   51.  CONSTRUCTION OF LEASE.................................................24

                                    PART III

     EXHIBIT A - Floor Plan of Leased Premises
     EXHIBIT B - Legal Description of Building
     EXHIBIT C - Work Agreement
     EXHIBIT D - Rules and Regulations
     EXHIBIT E - Estoppel Letter
     EXHIBIT F - Lease Commencement Rider

                                  OFFICE LEASE
                                  ------------

                                     PART I
                             BASIC LEASE TERM SHEET
                             ----------------------

BUILDING:              Crescent VIII
                      -------------------------------------------------------
LEASE DATE:            August 8, 1995
                      -------------------------------------------------------
LANDLORD:              TCD North, Inc
                      -------------------------------------------------------
       Address:        4601 DTC Boulevard, Suite 1000
                      -------------------------------------------------------
                       Greenwood Village, CO 80111
                      -------------------------------------------------------
TENANT:  Name:         CommNet Cellular Inc.
                      -------------------------------------------------------
        Address:      5990 Greenwood Plaza Boulevard
                      -------------------------------------------------------
                       Greenwood Village, CO  80111
                      -------------------------------------------------------
                       ATTENTION: General Counsel

(Address for Notice if       The Building after the Lease Commencement Date
 different than above)       ------------------------------------------------

                             ------------------------------------------------

BROKER OF RECORD:
                              DTC Management, LLC
                             ------------------------------------------------
TENANT'S BROKER (if any):     Office Leasing Advantage, Inc.
                             ------------------------------------------------
LEASED PREMISES:
   Suite Number:                     Floor: Part of 2 and all of 3 and 4
                                     ----------------------------------------
   Address:

   Tenant's Rentable Area: Approximately 60,000, being a part of the second
                          ---------------------------------------------------
floor and all of the third and fourth floors, to be determined in accordance
-----------------------------------------------------------------------------
with subsection 1G.
-----------------------------------------------------------------------------
LEASE TERM:
Lease Commencement Date:    January 15, 1996
                            -------------------------------------------------
Lease Expiration Date:      April 14, 2003, subject to the renewal options in
                            Addendum 54
                            -------------------------------------------------
   Lease Period:                 7     years, plus      3      months
                            ----------             -----------

BASE RENT: $ 9,150.00  total aggregate Base Rent, payable in monthly
            ----------
installments as follows based on per square foot of Rentable Area:
          Months 1-3       $    .00
-----------------------------------------------------------------------------
          Months 4-63         21.50
-----------------------------------------------------------------------------
          Months 64-75        22.00
-----------------------------------------------------------------------------
          Months 76-87        23.00
-----------------------------------------------------------------------------
"BUILDING OPERATING COST" REFERENCE (Article 6):

     BASE YEAR:                   Calendar Year 1996  [Paragraph 6B(2)], or

     EXPENSE STOP:        $     n/a   per square foot  [Paragraph 6B(3)]
                              -------

TENANT'S PRO RATA SHARE (of Building for Building  Operating Costs): See  1K  %
                                                                     ---------

SECURITY DEPOSIT:  $108,928
                   --------

PERMITTED USE:      General office uses
                 ---------------------------------------------------------------
PARKING:

  Number of Parking Spaces:    240, based on 60,000 square feet of Rentable Area
                             ---------------------------------------------------

  Location of Parking Spaces:       17 assigned covered spaces below the
                                    ------------------------------------
Building, at $80.00 each; 23 assigned spaces in the garage located to the west
------------------------------------------------------------------------------
of the Building, at $60.00 each; and the remainder shall be unassigned and
--------------------------------------------------------------------------
uncovered in the open parking lot for the Building, at no charge.
--------------------------------------------------------------------

GUARANTOR:
  Name:       __________________________________________________________________
  Address:    __________________________________________________________________
              __________________________________________________________________
OTHER:  ________________________________________________________________________
        ________________________________________________________________________

          THIS BASIC LEASE TERM SHEET, together with the General Provisions incorporated as Part II and any Exhibits, Riders, Addenda and Guaranty incorporated as Part III, all constitute the entire Lease between the above-described Tenant and Landlord for the Leased Premises described above, made and entered into as of the Lease Date specified above.

                                 OFFICE LEASE
                                 ------------

                                    PART II
                              GENERAL PROVISIONS
                              ------------------


     This Office Lease ("Lease") is made between Landlord and Tenant, as named
                         -----
on the Basic Lease Term Sheet attached to and incorporated in this Lease as Part I, which provides the basic commercial terms for this Lease as referred to in these General Provisions. The Basic Lease Term Sheet, these General Provisions and the Exhibits, Addenda and Lease Rider, if any, comprising Part III of this Lease are all attached and incorporated together to form this Lease, and are all integrated as essential parts hereof. This Lease is dated as of the date shown on the Basic Lease Term Sheet.

1.   TERMS AND DEFINITIONS.
     ---------------------

     A.  "Leased Premises" and "Premises" shall mean the area shown as such on
          ---------------       --------
Exhibit A attached hereto and made a part hereof. Any dimensions on Exhibit A are approximate unless labeled "exact."

     B.  "Building" shall mean the office building in which the Leased Prem ises
          --------
are located, as described in the Basic Lease Term Sheet, and the real property on which it is situated, as described in Exhibit B hereto and made a part hereof.

     C.  "Common Areas" shall mean all sidewalks, landscaped areas, parking
          ------------
areas, plazas and appurtenances to the Building, as may be expanded, reduced or modified from time to time.

     D.  "Lease Commencement Date" shall mean the earliest of:  (1) the date
          -----------------------
specified as the Lease Commencement Date on the Basic Lease Term Sheet, (2) the date specified in any Lease Commencement Rider to be executed by the parties, and which may be attached to this Lease as Exhibit F, or (3) the date Tenant opens for business on or from the Leased Premises. If the Leased Premises are not Ready for Occupancy on either of the dates described in (1) and (2) above, then the Lease Commencement Date shall be the earliest date on which any of the following occurs: (a) Landlord tenders possession of the Leased Premises, which Leased Premises are, at the time of tendering, substantially Ready for Occupancy in accordance with the Work Agreement and Section 1N; or (b) Tenant opens for business on or from the Leased Premises; or (c) if a certificate of occupancy is required for Tenant's possession because of any finish or renovation required to be performed, satisfactory final inspection of such work is received from the governmental agency having the authority to perform such inspection.

     E.  "Lease Term" or the words "during the term" or "the term" shall mean
          ----------                ---------------      --------
the period beginning at 7:00 a.m. on the Lease Commencement Date and ending at 7:00 a.m. on the Lease Expiration Date, as specified on the Basic Lease Term Sheet, or as otherwise extended as provided herein.

     F.  "Base Rent" shall mean the sum specified on the Basic Lease Term Sheet,
          ---------
which shall be payable in monthly installments for each 12-month period from and after the Lease Commencement Date (such 12-month periods being hereinafter referred to as a "Lease Year") through the Lease Expiration Date.
                  ----------

     G.  "Rentable Area" shall be determined by the Landlord and Tenant's
          -------------
architects.

     H.  "Tenant Improvements" shall mean all of the improvements within the
          -------------------
Leased Premises including, by way of example and not in limitation, interior walls, ceilings, floor coverings, fixtures (but excluding trade fixtures and equipment not permanently attached to the Leased Premises), and Tenant Upgrades.

     I.  "Tenant Work" shall mean any of the work for construction of the Tenant
          -----------
Improvements to be performed by the Tenant or the Tenant's contractor.

     J.  "Tenant Upgrades" shall mean the items which are supplied, installed or
          ---------------
furnished to the Leased Premises by Tenant, at Tenant's expense, or which are installed by Landlord, at Tenant's expense, which shall include, without limitation, those Tenant Improvements which exceed the Tenant Allowance provided for in the Work Agreement.

                                    - E-2 -

     K.  "Tenant's Pro Rata Share" shall mean the percentage which is calculated
          -----------------------
by dividing Tenant's Rentable Area by the Rentable Area in the Building as determined by Landlord, in accordance with subsection 1G and as specified on the Basic Lease Term Sheet.

     L.  "Additional Rent" shall mean Tenant's Pro Rata Share of Building
          ---------------
Operating Costs as described in Article 6, and Tenant's obligation for all other monetary payments under this Lease.

     M.  "Landlord" shall mean variously the entity named on the Basic Lease
          --------
Term Sheet and its representatives and agents, including, but not limited to, the Landlord's property management agent.

     N.  "Ready for Occupancy" shall mean that any improvement work to the
          -------------------
Leased Premises to be performed by Landlord has been substantially completed, in accordance with the Work Agreement as determined by Landlord's architect or contractor, to an extent which will permit Tenant to commence Tenant's Work or, if Tenant has no obligation to perform any Tenant Work, then to an extent that Tenant may occupy the Leased Premises for the Permitted Use, subject, in either case (that is, Tenant's performance of Tenant's Work or Tenant's occupancy for the Permitted Use), to Landlord's completion or correction of punchlist items, the work upon which will not materially interfere with either Tenant's Work or Tenant's occupancy for the Permitted Use.

2.   PREPARATION OF THE LEASED PREMISES.
     ----------------------------------

     Landlord shall use reasonable efforts and proceed with reasonable dili gence to prepare the Leased Premises for Tenant in accordance with the Work Agreement attached hereto and made a part hereof as Exhibit C (the "Work
                                                                    ----
Agreement"). Tenant may inspect the Leased Premises at reasonable times, as long
---------
as such inspections do not interfere with Landlord's construction activi ties. Tenant shall not exercise any control over the persons performing con struction activities on the Leased Premises. To the extent this paragraph conflicts with the Work Agreement, the Work Agreement shall control.

     During any such inspections, Tenant and any of its representatives shall abide by any safety and other rules established by Landlord or its contractor. No inspections may be made without advance notice to Landlord or at a time when a representative of the Landlord or contractor is not present. Tenant shall indemnify and hold Landlord harmless from and against any injury, death or property damage resulting from an inspection by Tenant.

3.   OCCUPANCY; LEASE COMMENCEMENT DATE.
     ----------------------------------

     Landlord shall use reasonable efforts to prepare the Leased Premises for occupancy on the Lease Commencement Date specified on the Basic Lease Term Sheet, or on the Lease Commencement Rider, whichever is applicable, subject to any "punchlist items" which will not materially affect the use of the Leased Premises for the Permitted Use (as stated in the Basic Lease Term Sheet and defined in Section 4 hereinafter). If Landlord fails to cause the Leased Premises or any portion thereof to be Ready for Occupancy as required herein, neither Landlord nor Landlord's agents, officers, employees or contractors shall be liable for any damage, loss, liability or expense caused thereby, except as
provided in    Addendum

4.   USES.
     ----

                                    - E-2 -

     A.   Permitted Use and Compliance.  Tenant agrees to continuously use and
          ----------------------------
occupy the Leased Premises for the purposes specified on the Basic Lease Term Sheet (the "Permitted Use"), and for no other purpose, unless specifically
            -------------
approved by Landlord in writing, which approval may be withheld, in Landlord's sole and absolute discretion, for any reason or no reason whatsoever. Tenant also agrees to use the Leased Premises in a careful, safe and proper manner. Tenant shall comply with the provisions of all recorded covenants, conditions and restrictions affecting the Building and all building, zoning, fire and other governmental laws, ordinances, regulations or rules applicable to the Leased Premises and all requirements of the carriers of insurance covering the Building. Tenant shall not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises that may: (1) increase or invalidate the fire and extended coverage insurance premium upon the Building; (2) injure the Building; (3) expose or subject Landlord to any liability to any person; (4) result in any unreasonable emissions of smoke, fumes, noise, radioactivity, microwaves, odors or other pollutants; or (5) constitute waste or be a nuisance, public or private, disturbance or menace to tenants of adjoining premises or to anyone else. The foregoing notwithstanding, in the event Tenant's use of the Leased Premises results in an increase in the cost of insurance for the Building, as more fully set forth in Section 14 below, Tenant shall pay the incremental increase in such cost, and may continue to utilize the Leased Premises for such use, only for so long as Tenant's use does not present, in Landlord's sole opinion, an undue hazard to the Building or any of its occupants.

     B.   Fitness for Purpose.  Subject to the completion of the work in
          -------------------
accordance with the Work Agreement, Tenant agrees that it has determined to Tenant's satisfaction that the Leased Premises are suitable for Tenant's particular purpose and use and can be used by Tenant for the Permitted Use, subject to installation of the Tenant Improvements.

     C.   Tenant's Inspection and Acceptance.  Taking possession of the Leased
          ----------------------------------
Premises shall be conclusive evidence against Tenant that (1) Tenant has exam ined the Leased Premises and accepts the same as being in the condition called for by this Lease, including, but not limited to, the terms of the Work Agree ment, and (2) Tenant acknowledges that the Leased Premises are free of any omissions or defects, latent or otherwise, including those resulting from asbestos-containing materials, subject only to "punchlist items" that may be mutually agreed to in writing by Landlord and Tenant at the time of Tenant's acceptance of possession and subsequently corrected by Landlord with Tenant's cooperation. If a Lease Commencement Rider is to be executed, such Rider shall describe the "punchlist items," if any.

     D.   Use of Common Areas.  Unless otherwise restricted by Landlord, Tenant
          -------------------
shall have a nonexclusive right with other tenants in the Building to use the Common Areas located on the real estate legally described on Exhibit B. All use of Common Areas shall be in accordance with Section 23 below and with Landlord's Rules and Regulations, as defined and described in Section 22 below.

5.   SECURITY DEPOSIT.
     ----------------

     Tenant has deposited with Landlord simultaneously with the execution of this Lease the "Security Deposit" shown on the Basic Lease Term Sheet, as
                ----------------
security for the Rent payable hereunder, the return of the Leased Premises in good order and condition, and the performance of each and every one of the covenants, conditions and agreements herein stipulated. The Security Deposit shall not be applied by Tenant to the payment of Rent or any other charges for which it may become liable under this Lease and such Security Deposit shall in no way relieve Tenant from the faithful and punctual performance of any or all covenants and conditions hereby imposed upon Tenant. If Landlord applies or uses any part of the Security Deposit to satisfy any obligation of Tenant, Tenant, upon demand, shall deposit with Landlord a sufficient amount to fully restore the Security Deposit so that Landlord shall have the full amount of the Security Deposit on hand at all times during the term of this Lease. If an Event of Default (as defined in Section 29) occurs, Landlord may require Tenant to increase the Security Deposit up to an amount three times the Security Deposit amount stated in the Basic Lease Term Sheet. Landlord agrees that at the termination of this Lease, or at the termination of any extension thereof, the Security Deposit, or so much thereof which has not been used by Landlord for the purposes for which it was deposited, shall be returned to Tenant within 60 days after the Leased Premises has been vacated in good order and condition, provided that Tenant shall have complied in all respects with the terms, covenants and conditions contained herein. Landlord shall not be required to keep the Security Deposit separate from, and may commingle the Security Deposit with, its general funds. Tenant shall not be entitled to interest on such Deposit, but Landlord may maintain the Security Deposit in

                                    - E-2 -
interest bearing accounts and shall be entitled to all interest earned thereon. In the event of a sale, lease, assignment, transfer or foreclosure of the Building, Landlord shall have the right to transfer the Security Deposit to its purchaser, assignee, transferee or any other successor in interest
(collectively "Successor") and Landlord shall, upon such transfer to a
               ---------
Successor, be released by Tenant from all liability for the return of the Security Deposit. In the event Landlord has transferred the Security Deposit to a Successor, Tenant agrees to look solely to the Successor for the return of said Security Deposit and said Successor shall have the same responsibilities as those of the original Landlord contained in this Section. The provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new Successor.

6.   RENT.
     ----

     A.   Rent Payment.  Tenant covenants and agrees to pay to Landlord, at
          ------------
Landlord's address stated on the Basic Lease Term Sheet (as such address may be amended by Landlord from time-to-time), the Base Rent as provided in the Basic Lease Term Sheet, together with all additional Rent provided for in this Lease, without demand, deduction or setoff in monthly installments, due in advance on the first day of each calendar month during the Lease Term beginning on April 1, 1996. The first installment of Base Rent is due and payable on the date hereof.

     B.   Tenant's Pro Rata Share of Building Operating Costs.  In addition to
          ---------------------------------------------------
Base Rent, Tenant shall pay to Landlord, in monthly installments, at the same time as Tenant is required to pay Base Rent, an amount (which amount shall be Additional Rent) that is equal to 1/12th of the Landlord's estimate of Tenant's Pro Rata Portion of the annualized Building Operating Costs (as hereinafter defined). Tenant's obligation to pay Tenant's Pro Rata Share of Building Operating Costs shall be limited to the amount by which such Building Operating Costs are more than: the Building Operating Costs for the Base Year; as more expressly set forth below.

          (1) "Building Operating Costs" shall mean all expenses, costs and
               ------------------------
     disbursements which Landlord shall pay or become obligated to pay because of or in connection with the maintenance, repair and operation of the Building, including, but not limited to: general and special real estate taxes and assessments, use, sales, franchise, business, corporation, or any other taxes (except income taxes) based on rents, personal property taxes on personal property used in the operation of the Building; Land lord's insurance, as described in Paragraph 14 below; utilities not sepa rately metered to individual tenants; all energy costs incurred in oper ating the Building; maintenance, repairs, redecorating; restoration costs to the extent of commercially reasonable deductible amounts for the Building's insurance; costs of roof renovation (which shall be amortized over its expected life); janitorial service; window cleaning; operating supplies; property management; Building Services (as hereinafter defined); snow and ice removal; sweeping and debris removal; landscaping; costs of plants, shrubs, trees, or flowers, and normal maintenance thereof; rubbish removal; tools and equipment used in the daily operation of the Building; air conditioning, heating, plumbing, electrical and elevator maintenance, repair and replacement; supplies and materials; labor for repair and maintenance; resurfacing, repainting and restriping of parking areas; repair and replacement of car stops and signage; secu rity; capital replacements and improvements which are determined by Landlord, in the reasonable judgment of Landlord, to be necessary to maintain the Building in a first class condition; legal costs (other than those related to lease negotiations) and accounting and auditing fees pertaining to the Building. Building Operating Costs shall not include monies spent for income tax reporting, interest, depreciation, or expenditures of a capital nature (other than as expressly provided hereinabove), unless such expenditures are required due to a change in law applied by applicable governmental authorities, or otherwise cause a reduction of the Building Operating Costs without a reduction of services (in such case, capital expenses shall be included in the Building Operat ing Cost). Building Operating Costs for the Base Year for this purpose shall be determined on the basis of a full 12 month period for the Building, assuming 100% occupancy. (See Addendum 6B(1)).

          (2) Increases Over Base Year Costs.  "Base Year" shall mean the
              ------------------------------    ---------
     calendar year specified on the Basic Lease Term Sheet. If a Base Year is specified on the Basic Lease Term Sheet, then the Base Rent which Tenant pays for the Leased Premises during the initial calendar year of the term of this Lease includes Tenant's Pro Rata Share of the Building Operating Costs for such Base Year. If Tenant's Pro Rata Share of the projected Building Operating Costs (as determined by Landlord) for any subsequent calendar year during the Lease Term exceeds Tenant's Pro Rata Share of the actual Building Operating Costs

                                    - E-2 -

    (as determined by Landlord) for any subsequent calendar year during the Lease Term exceeds Tenant's Pro Rata Share of the actual Building Operating Costs (as determined by Landlord) for the Base Year, then Tenant shall pay, as Additional Rent during each such subsequent calendar year, such excess, in the manner herein provided. If the Building Operating Costs for any calendar year during the term of this Lease are less than the Building Operating Costs for the Base Year, Tenant shall not be entitled to any refund or credit for the amount by which such Building Operating Costs are less than the Base Year Building Operating Costs.

         (3)  [Deleted]

         (4)  Operating Cost Adjustments.  Until Tenant is advised of an
              --------------------------
    increase in the Additional Rent, Tenant shall continue to pay Additional Rent at the then current rate (including all prior adjustments). Addi tional Rent may be collected by Landlord in monthly installments of 1/12th of Tenant's Pro Rata Share of estimated annual excess Building Operating Costs. Tenant shall commence payment to Landlord of the monthly installments of Additional Rent reflecting Tenant's Pro Rata Share of increases in Building Operating Costs over the Base Year pur suant to paragraph 6(B)(2), on the basis of the adjustment determined by Landlord, on the first day of the month after Landlord advises Tenant of such increases in Building Operating Costs. However, on the date the first payment of Additional Rent, as increased, is due, Tenant shall also pay to Landlord the total of differences between monthly installments of Additional Rent, as increased, and the monthly installments of Additional Rent actually paid for each month of the then current calendar year. Failure of Landlord to require any increase in Additional Rent during any calendar year, or failure to require the full increase to which Landlord is entitled, shall not waive Landlord's right to any further or addi tional adjustment of the Additional Rent for that year or any subsequent year. Landlord shall further be entitled to adjust payments of Addi tional Rent to be paid by Tenant pursuant to this Article periodically during any calendar year if Landlord reasonably deems such adjustments necessary and appropriate.

          (5)  Adjustments to Additional Rent.  Annually, Landlord shall
               ------------------------------
     the Tenant a statement (the "Adjustment Statement") setting forth the
                                  --------------------
     furnish to Landlord's determination of the actual Building Operating Costs for the prior calendar year, and the amount of the "Annual Adjustment Increase," if any, or the "Tenant's Overpayment," if any, as those terms are defined hereinafter in this paragraph. If the actual Building Oper ating Costs for the prior calendar year (as reflected in the Adjustment Statement) exceed the Landlord's estimated Building Operating Costs in any calendar year during the Lease Term, from which estimate the Additional Rent payment amounts were based, Tenant's Additional Rent for that year shall be increased by an amount equal to the quantity obtained by subtracting the estimated Building Operating Costs (which were used to determine the Additional Rent installments previously paid by Tenant) from the actual Building Operating Costs for the same calendar year, and multiplying the remainder by the Tenant's Pro Rata Share (the "Annual
                                                                    ------
     Adjustment Increase"). Tenant shall reimburse Landlord for the Annual
     -------------------
     Adjustment Increase within fifteen (15) days after receipt of the Adjustment Statement. If the Adjustment Statement reflects that the actual Building Operating Costs were less than the Building Operating Costs estimated for that calendar year (which were used to determine the Additional Rent installments previously paid by Tenant), Landlord shall calculate, and include in the annual Adjustment Statement, the amount by which Tenant's payment of Tenant's Pro Rata Share of Building Operating Costs exceeded Tenant's Pro Rata Share of the actual B uilding Operating Costs for the same calendar year (the "Tenant's Overpayment"). The amount
                                            --------------------
     of Tenant's Overpayment shall be credited against the next due installments of Additional Rent owed by Tenant, unless the Lease Term has expired, in which event the amount of such Tenant's Overpayment shall be refunded to the Tenant within 60 days; provided, that if Tenant is in default under the Lease, no such credit or payment shall be due or owing to Tenant until such default has been cured by the Tenant. All determinations by Landlord pursuant to this paragraph shall be conclusive. In the event the Rentable Area of the Building is less than 100% occupied by tenants during any calendar year, Landlord shall adjust Building Operating Costs which are affected by occupancy rates to reflect what the Building Operating Costs would have been had the Rentable Area of the Building been 100% occupied.

          (6)  Survival of Obligation.  Notwithstanding any other provisions
               ----------------------
     of this Lease, Tenant's obligation to pay Additional Rent shall survive the termination or expiration of this Lease, and shall continue as to all Building Operating Costs incurred through the calendar date set forth as the Lease Expiration Date on the Basic Lease Term Sheet, as

                                    - E-2 -
    such date may have been extended by any right to extend set forth herein, and through any holding over by Tenant thereafter.

    C.  Use of the Term "Rent".  Base Rent and Additional Rent, as may be
        ----------------------
adjusted, together with other amounts which may be payable by Tenant to Land lord under this Lease, shall be referred to collectively as "Rent." Rent for
                                                             ----
any fractional calendar month at the beginning or end of the Lease shall be prorated on a per diem basis. All Rent payments shall be deemed to have been paid only upon the receipt of such payments by Landlord and not merely upon deposit in the mail. Monthly Base Rent for any Lease Year or calendar year shall not be less than monthly Base Rent for any prior Lease Year or calendar year, respectively.

    D.  Late Charges and Interest.  Rent not received by Landlord by the 5th day
        -------------------------
after it becomes due shall be subject to a late charge of 5% of the amount due. Additionally, if Rent is not received by Landlord by the 10th day after it becomes due, the amount due shall be subject to an additional 5% late charge. (See Addendum 6D) Rent and all other monetary obligations under this Lease not received by Landlord when due shall bear interest at the rate of 2% per month, compounded monthly, from the date due until fully received by Landlord. Tenant acknowledges that late payments will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be impossible or extremely difficult to ascertain. Such costs include, without limitation, processing and accounting charges, interest and late charges imposed by the lenders providing financing for the Building, and other general and administrative expenses. The late charges and interest contemplated by this paragraph represent a fair and reasonable estimate of the costs which Landlord will incur as a result of any such late payments by Tenant. Acceptance of late charges and interest by Landlord shall not constitute a waiver of Tenant's default with respect to any overdue amount, nor prevent Landlord from exercising any other rights or remedies under this Lease.




    E.  Habitual Late Payments.  The parties expressly acknowledge that all Rent
        ----------------------
is due and payable on the first day of each month. If Landlord fails to receive any payment of Rent on or before the first day of each month on more than two occasions in any calendar year, then in addition to the late charges provided for in Paragraph 6.D above, Tenant shall pay a habitual late charge of 5% for every payment received by Landlord after the first day of each sub sequent month, until all payments of Rent have been received by Landlord on or before the first day of every subsequent month for at least 12 consecutive months.

    F.  Other.  Tenant will pay when due, and indemnify Landlord against, any
        -----
costs, expenses, losses or liabilities with respect to any of the following:

        (1)  Utilities.  Any utility services supplied to and metered directly
             ---------
    to the Leased Premises, including but not limited to: water, sewer, electricity, gas, heat and air conditioning.

        (2)  Increase.  Any extraordinary increase in taxes, insurance
             --------
    premiums and other direct operating expenses for the Property that are directly attributable to any use, activity, or installation by Tenant within or with respect to the Leased Premises. Illustrative items include any property tax increase attributable to any leasehold improvements made by Tenant, insurance charges for any extra-hazardous use of the Leased Premises made by Tenant, charges for utilities resulting from abnormal consumption or use by Tenant, and increased maintenance costs for any of the Common Areas resulting from Tenant's use.

        (3)  Tenant Taxes.  Any taxes assessed with respect to (a) any of
             ------------
    Tenant's personal property, tangible or intangible, including any of Tenant's inventory and equipment; (b) Tenant's exercise of any taxable privilege on, from or with respect to the Leased Premises, and (c) occu pational license, franchise, or other fees payable with respect to any activity conducted by Tenant on or from the Premises.

        (4)  Tenant Work.  Any charges for labor, services or materials
             -----------
    supplied pursuant to a contract with Tenant (express or implied, written or oral) for maintaining, restoring or improving the Leased Premises, or installing any item thereon, other than work for which Landlord agrees to pay under the Work Agreement.


                                    - E-2 -

          (5)  Liens. Any lien, or claim of lien, asserted against any interest
               -----
    in the Leased Premises or the Building by, through, under or against Tenant.

          (6)  Violations.  Any fines or other penalties, and any charges or
               ----------
    other costs, incurred by Landlord because of Tenant's violations of any legal requirement, including (a) any law, ordinance, rule, court order or regulation, or any building, safety or other code violation; (b) Tenant's failure to maintain adequate workers' compensation or similar insurance required with respect to Tenant's activities conducted on or from the Leased Premises; or, (c) Tenant's failure to comply with any zoning or other legal requirement applicable to Tenant's use of the Leased Prem ises. Tenant's liability under this subparagraph includes both the costs of correcting any violation of any legal requirement and any costs in curred by Landlord in defending, compromising or discharging any enforce ment proceeding instituted against Landlord or the Building, or both, because of any such violation. ("Tenant" as used in this subparagraph and in subparagraph (7)
                  ------
    shall mean and include Tenant's employees, representatives, contractors, agents, invitees, guests, licensees and visitors).

          (7)  Damage by Tenant.  In the event of any damage to the Leased
               ----------------
     Premises, the Building or the Common Areas caused by Tenant, Tenant shall, at its expense, promptly restore the damaged item or area to the condition it was in immediately prior to the occurrence and complete such restoration within 30 days of the occurrence or if it cannot be so restored within 30 days, then within a reasonably time not to exceed 30 days after the end of the first 30 day period. All construction work performed by Tenant under this paragraph shall comply with the provisions of Section 12 of this Lease. If Tenant fails to commence to perform this obligation within five days from the date of the damage, or complete it within a reasonable time period (determined in Landlord's discretion) Landlord shall have the right, but not the obligation, to make such restoration, and all expenses incurred by Landlord in this regard, together with an administrative fee of 20% added thereto to reimburse Landlord for Landlord's overhead and Landlord's cost of money to pay for such restoration, shall become Additional Rent payable by Tenant to Landlord, upon demand.

     Any indemnification payments due Landlord under this Section 6F shall be due within 10 days after notice is given to Tenant.

7.   UTILITIES.
     ---------

     A.   Landlord.  Landlord shall provide the following services to the
          --------
Building: water, sewer, electricity, heat and air conditioning, the cost of which shall be treated as part of Building Operating Costs. Separate addi tional charges may be made to Tenant, if Tenant, in Landlord's reasonable judgment, makes unusual or excessive utility system demands where such ser vices are not separately metered. Landlord does not warrant that any of the utility services will be free from interruption caused by Unavoidable Delay, as defined in
Section 26 herein. Landlord shall in no event be liable for any such interruptions. Landlord agrees, however, to use reasonable diligence to have utility services provided to the Building from 7:00 a.m. to 6:00 p.m. on weekdays and from 8:00 a.m. to 1:00 p.m. on Saturdays. (holidays excluded), except as provided in Addendum 7B.



     B.   Tenant.  If any of the above-described utility services and any other
          ------
utility services are supplied to and metered directly to the Leased Premises, Tenant shall pay the cost thereof directly to the entity supplying such service and make any required deposits related thereto. If Landlord determines at any time, in its reasonable discretion, that Tenant is using excess utilities based on the proportion of Tenant's use to the use of such utility services by other tenants of the Building, Tenant shall install, subject to plans and specifications approved by Landlord, and shall pay for, a meter to measure such utility services provided to the Leased Premises. Alternatively, Landlord may request that such a meter be installed to measure Tenant's use of such utility services, such installation to be at Tenant's sole expense. Tenant shall pay all costs of any such separately metered services directly to the entity providing the services or, if the utility provider does not separately bill for the usage measured by such submeter, Tenant shall pay to Landlord the utility service consumption as measured by such submeter. (see Addendum 7B).

                                    - E-2 -

     C.   [Deleted]

8.   BUILDING SERVICES.
     -----------------

     A.   Nature of Services.  Landlord agrees to maintain all Common Areas,
          ------------------
maintenance shall include lighting, gardening, cleaning, sweeping, inte rior janitorial service, painting and window cleaning and to provide for the Building such other services, including, but not limited to, such air-cooling and heating as may in the judgment of Landlord, and subject to governmental regulations, be reasonably required for the comfortable use and occupancy of the Building. Landlord shall maintain the roof, foundation, demising walls and exterior of the Building in a structurally sound, watertight and reasonably attractive condition, and Landlord shall make such repairs and replacements as may be necessary. The term "walls" for the purposes of this paragraph excludes windows, glass, plate glass, doors, custom office fronts and entry areas. The services to be provided by Landlord according to this Section shall be deemed to be "Building Services" and shall be provided in accordance with standards from
    -----------------
time-to-time prevailing for comparable office buildings in the Denver Technological Center ("DTC"). The cost of Building Services shall be considered part of the Building Operating Costs. Reasonable advance notice is an absolute condition precedent to any claim by Tenant that Landlord has failed in Landlord's duty to maintain, repair or replace any elements connected with the provision of Building Services. Irrespective of the foregoing, Landlord shall not be liable to Tenant for any consequential loss or damage due to a failure to maintain, repair or replace, as required by this paragraph.

     B.   Interruption or Failure to Supply Building Services. Tenant agrees
          ---------------------------------------------------
that Landlord shall not be liable for any failure to supply or interruption of, Building Services caused by Unavoidable Delay, as defined in Section 26 herein. Landlord agrees, however, to use reasonable diligence to supply Building Services.

9.   ACCESS AND ALTERATIONS.
     ----------------------

     A.   Rights of Access.  After prior notice (which may be verbal) to Tenant,
          ----------------
Landlord shall have access at reasonable times to the Leased Premises for any lawful purpose, including, but not limited to, such inspections, maintenance, cleaning, Building Services, repairs, alterations, additions and restoration as Landlord may deem necessary, and to ascertain Tenant's compliance with the provisions of this Lease. Landlord shall have such rights of access without the same constituting an eviction or entitling Tenant to an abatement of Rent. Landlord may also show the Leased Premises to prospective purchasers, mortgagees or within the last 9 months of the Lease, tenants, provided that Landlord shall not unreasonably interfere with Tenant's business operations. (see Addendum
9A).

     B.  Passkeys and Locks.  Landlord has retained duplicate passkeys to the
         ------------------
Leased Premises (except the Computer Room) which Landlord may use to gain access. Tenant shall not change or add locks to the Leased Premises other than the Computer Room without obtaining the prior written consent of Landlord. In such event, Tenant shall provide Landlord with duplicate passkeys for all such locks, except for the Computer Room.

     C.  Alterations By Landlord. Landlord shall at all times have the right, at
         -----------------------
its election, to make such alterations or changes in the Leased Premises, the Building and the Common Areas as it may from time-to-time deem necessary or desirable as long as such alterations and changes do not unreasonably interfere with Tenant's use and occupancy of the Leased Premises.

     D.  Tenant's Access.  Tenant shall have access to the Building and the
         ---------------
Leased Premises 24 hours a day, seven days a week; subject to Section 7A and the Building Rules and Regulations.

10.  TENANT MAINTENANCE.
     ------------------

     Except for Building Services provided by Landlord, Tenant shall maintain the Leased Premises (including but not limited to Tenant Improvements, leasehold improvements, fixtures, equipment and other installations) in a clean, safe, orderly and reasonably attractive condition, and in good repair, ordinary wear and tear excepted. Such maintenance and repair shall be at the sole cost of Tenant and shall include but not be limited to the maintenance and repair of the floor covering, ceilings and walls, front and rear doors, any custom office front,

                                       - E-2 -
front, all interior glass in the Leased Premises, and all plumbing, electrical, lighting and mechanical equipment, fixtures and systems exclusively serving the Leased Premises and which are not standard for the Building. If Tenant fails to maintain or keep the Leased Premises in good repair and such failure continues for five days after written notice from Landlord, Landlord may perform any such required maintenance and repair and the cost thereof, together with an administrative fee of 20% added thereto to reimburse Landlord for Landlord's time, efforts and overhead and Landlord's cost of money to pay for such maintenance and repair, shall be Additional Rent payable by Tenant within ten days of receipt of an invoice from Landlord.

11.  TENANT'S PROPERTY.
     -----------------

    Tenant may install, at its expense, within the interior of the Leased Premises such fixtures, equipment and other personal property as are neces sary, convenient or desirable for conducting Tenant's normal business opera tions; provided, however, Tenant shall provide Landlord, in advance of such installation, a written list identifying any installation that will be attached to the Leased Premises. The attachment of any installation shall be subject to Landlord's approval and after such approval such list shall be made a part of this Lease. On expiration or termination of this Lease, if there then exists no Event of Default in the payment of Rent or the performance of other obligations of Tenant under this Lease, as defined in Section 29, Tenant may remove any such installation which Landlord has approved for removal and Tenant shall remove any and all installation and other Tenant property which Landlord directs Tenant to remove by the later of 30 days after notice from Landlord or the date of the termination or expiration of this Lease. All cost and expense of such removal shall be borne solely by Tenant. If Tenant removes such installation and/or property, Tenant shall repair any damage resulting from such removal and shall restore the Leased Premises to its condition prior to Tenant's occupancy, at Tenant's expense. If Tenant shall fail to remove such installation and/or property from the Leased Premises upon the expiration or termination of this Lease or upon abandonment of the Leased Premises, then at Landlord's election, all (or portions thereof selected by Landlord, in Landlord's sole discretion) of such installation and/or property remaining on the Leased Premises shall be deemed abandoned and shall become Landlord's property, or Landlord may remove such installation and/or property, store the same without liability to Tenant for loss or damage thereof, and Tenant agrees to pay Landlord on demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such property for any length of time it shall be in Landlord's possession, together with an administrative fee equal to 20% of all such expenses to reimburse Landlord for Landlord's time, effort and overhead and Landlord's cost of money utilized to pay for such removal.

12.  IMPROVEMENTS AND ALTERATIONS BY TENANT.
     --------------------------------------

  A.  Requirements for Approval.  Upon Tenant's occupancy of the Leased
      -------------------------
Premises, Tenant may make such additional improvements or alterations to the Leased Premises which it may deem necessary or desirable, but, unless con templated by the Work Agreement or otherwise permitted in this Lease or by Landlord in writing, only with Landlord's prior written approval, which shall not, except as herein provided, be unreasonably withheld, but which shall otherwise be subject to compliance with this Lease. Improvements or alterations
(i) of a structural nature, (ii) which adversely affects any mechanical, electrical, sanitary or other building system or the security in the Building, or (iii) which requires the Tenant to do work outside the Leased Premises or to the roof of the Building, are prohibited. Any improvements or alterations by Tenant after the commencement of occupancy shall be done, at Tenant's expense, by a licensed contractor approved by Landlord in conformity with plans and specifications approved by Landlord. If requested by Landlord, Tenant will post a bond or other security reasonably satisfactory to Landlord to protect Landlord against liens arising from work performed for Tenant. All work performed shall be completed: (1) in a good, diligent and workmanlike manner, consistent with accepted industry standards, and with materials (where not specifically described in the specifications) of the quality and appearance comparable to those in the Building; (2) in compliance with the rules and regulations of the Landlord pertaining to alterations or improvements made by Tenants, as reasonably adopted from time to time by the Landlord; and (3) in compliance with all laws, rules, orders, ordinances, regulations and requirements of all governmental authorities. These addi tional improvements or alterations shall become Tenant Improvements, subject to all rights and conditions applicable to other Tenant Improvements. Prior to the commencement of any work or delivery of any materials to the Leased Premises, Tenant shall furnish Landlord, for Landlord's approval, copies of the following: plans and specifications, names and addresses of contractors, copies

                                    - E-2 -
of contracts, necessary permits, the written agreement of Tenant and of Tenant's contractor(s) to comply with Landlord's rules and regulations pertaining to alterations or improvements, and such other items as may be reasonably requested by Landlord to protect Landlord in connection with the work. In addition, prior to commencement of any work, Tenant shall post, and keep posted in conspicuous places on the Leased Premises, such notice as re quired by state law to protect Landlord against liens arising from work per formed for Tenant. After completion of such work, Tenant shall provide Landlord "as-built" drawings of such work.

     B.   No Exterior Alterations. Exterior or structural alterations and
          -----------------------
alterations to a demising wall are prohibited. No improvement or alteration shall be permitted which adversely affects the structural integrity of the Leased Premises, the Common Areas, or the Building, the security in the Building, the usefulness of any utility, demising wall, mechanical, electrical, sanitary or other system, or the external appearance of the Building, or of the Common Areas.

     C.   No Alteration of Windows.  Tenant shall take no actions or conduct to
          ------------------------
affect any change or alteration in any windows or window coverings in the Building or Leased Premises. Tenant shall comply with all requests and re quirements of Landlord in connection with all windows in the Building, all window coverings and the external appearance of the Building. Tenant shall cooperate with Landlord and undertake all reasonable efforts to preserve the aesthetically pleasing appearance of the Building and Leased Premises.

     D.   Violation.  Landlord may summarily remove any installation begun or
          ---------
made in violation of this Section 12, without liability to Tenant, and without waiving, limiting or otherwise impairing any other right or remedy.


     E.   Tenant Improvement Ownership and Removal Upon Request. With the
          -----------------------------------------------------
exception of Tenant's trade fixtures, Tenant Improvements and any and all additional improvements or alterations to the Leased Premises (including, without limitation, Tenant Upgrades) other than leasehold rights for their enjoyment during the term of this Lease and any extension thereof. No Tenant Improvements nor any additional improvement or alteration made to the Leased Premises shall be removed by Tenant during or at the end of the Lease Term, unless Landlord expressly requests removal of some, or all, such Tenant Improvements, Tenant Upgrades, additional improvements or alterations. If requested by Landlord as provided in Section 11 above, upon the expiration or termination of this Lease, Tenant shall remove any Tenant Improvement, Tenant Upgrades and/or any additional improvement or alteration other than the Tenant Improvement made under the Work Agreement (except those within the Computer Room which shall be removed by Tenant unless Landlord and Tenant otherwise agree), and restore the Leased Premises to its condition prior to the existence of such Tenant Improvements, Tenant Upgrades, additional improvements or alterations, at Tenant's sole expense. If Tenant fails to remove any such Tenant Improvements, Tenant Upgrades, alterations or additional improvements after being requested to do so by Landlord, Landlord may remove same, and the cost and expense of such removal shall become owing to Landlord, plus 20% of the cost added thereto, to compensate Landlord for Landlord's time, efforts, overhead and cost of money, upon demand, and shall bear interest at the Default Rate.

     F.   Damage During Construction.  Tenant shall protect the Leased Premises,
          --------------------------
the Building and all components thereof from damage by water, vandalism or other casualty resulting from any construction or alteration of or upon the Leased Premises by or at the direction of Tenant, and shall be solely responsible for any such damage.

13.  LIENS.
     -----

    Tenant shall keep the Leased Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. Tenant shall, at Tenant's expense, immediately remove any lien, encumbrance or adverse claim to or against the Leased Premises, the Building, Landlord, or the Rent that arises, or is asserted to arise, by, through, under, or against Tenant. Without limitation of the foregoing, Ten ant shall transfer any such lien, encumbrance or claim to substitute security in the manner permitted by applicable law upon demand by Landlord. If Tenant fails to make any such transfer, Landlord, without waiving, limiting or other wise impairing any other right or remedy, may make such transfer at Tenant's expense. Tenant has no power to authorize or contract on Landlord's behalf for any labor, services or materials or to otherwise subject Landlord or Land lord's interest in the Building to any claim relating to any labor, services or materials.

14.  INSURANCE; INDEMNITY.
     --------------------

     A.   Landlord's Insurance.  Landlord shall secure and maintain throughout
          --------------------
the term of this Lease such insurance as is reasonable (the cost of which shall be a Building Operating Cost) in amounts and forms within Landlord's discretion, which may include, without limitation, the following insurance coverage:

          (1)  Casualty.  Fire insurance with extended coverage, vandalism and
               --------
malicious  mischief.

          (2)  Liability.  Comprehensive public liability insurance
               ---------
    (including bodily injury and property damage insurance) for the Building.

          (3)  Rent Loss.  Rental abatement insurance against abatement or loss
               ---------
    of rent in case of fire or other casualty.

          Landlord may, but is not obligated to, purchase such other insurance customarily purchased, from time-to-time, by office building owners and manag ers and treat the cost thereof as a Building Operating Cost. Landlord may charge Tenant with any increase in the premium charged for such insurance arising out of the particular use of the Leased Premises by Tenant.

     B.   Tenant's Insurance.  Tenant shall, at its own expense, procure and
          ------------------
maintain throughout the term of this Lease:

          (1)  Casualty.  Fire insurance with extended coverage, vandalism and
               --------
    malicious mischief with "all risk" endorsements attached in the amount of all alterations and additions made to the Leased Premises and in the amount of all of Tenant's fixtures, furniture and equipment, for the full replacement value thereof.

          (2)  Liability.  Comprehensive public liability insurance insuring
               ---------
    Tenant's activities with respect to the Leased Premises against loss, damage or liability for personal injury or death and property damage occurring on or about the Leased Premises, in amounts no less than $1,000,000 combined single limit coverage. Landlord may require such limits to be increased if Landlord, in its sole discretion, determines such coverage is or may be inadequate.

          (3)  Worker's Compensation.  Worker's compensation insurance in at
               ---------------------
    least the statutory amounts with respect to any work or other operation.

          (4)  Builder's Risk.  During any time that construction by Tenant
               --------------
    may be in progress on the Leased Premises, Tenant shall procure builder's all-risk insurance, completed value, non-reporting coverage.

     C.   Tenant's Policy Requirements.  All insurors of Tenant must be
          ----------------------------
authorized to do business in Colorado and well-rated by any recognized national rating organization. Landlord, Landlord's property management agent, and Landlord's mortgagee, if any, shall be named as additional insureds under such insurance. The insurance policies shall: (a) contain endorsements requiring 30 days' notice to Landlord prior to any suspension, cancellation, termination, modification, non-renewal, lapse or material change of coverage; (b) not contain any provision relieving the insurer of liability for any loss because of the existence of other policies of insurance, regardless of collectibility; and (c) contain a clause waiving rights of subrogation against Landlord. Tenant shall deliver to Landlord, as a condition precedent to its taking occupancy of the Leased Premises (but not to its obligation to pay Rent), a certificate or certificates evidencing such insurance and Tenant shall continue to promptly supply Landlord with copies of certificates of insurance in effect throughout the Lease Term.

     D.   Landlord's Liability.  Landlord shall not be liable for any damage,
          --------------------
injury or death of or to any person or damage to property in, on or about the Leased Premises, unless caused by Landlord's deliberate actions or gross neg ligence. All property of Tenant kept or stored on the Leased Premises shall be at the sole risk of Tenant.

                                    - E-2 -

     E.   Indemnification of Landlord.  Tenant shall indemnify and hold Land
          ---------------------------
lords, and Landlord's property management agent harmless from and against all claim demands, suits, fines, liabilities, losses, damages, costs and expenses (including legal expenses) arising out of or in connection with:

          (1)  Premises.  Tenant's possession, use, maintenance, restoration,
               --------
    alteration or improvement of the Leased Premises, or any activity con ducted or condition created upon or from the Leased Premises by Tenant during the Lease Term;

          (2)  Negligence.  Any negligence, malfeasance, deliberate action or
               ----------
    misconduct of Tenant;

          (3)  Breach.  Any violation or breach, or alleged violation or breach
               ------
    by Tenant of any term or condition of this Lease, any law, order, rule or regulation, or any insurance requirement; and

          (4)  Suits.  Any claim, suit, action, proceeding, or contest by
               -----
    Tenant inconnection with any insurance proceeds or settlement, or any award for a condemnation or eminent domain taking.

15.  WAIVER OF SUBROGATION.
     ---------------------

     Tenant and Landlord each respectively releases and relieves the other and waives its entire right of recovery against the other for loss or damage aris ing out of or incident to any perils or casualties covered by insurance required under this Lease, which occur in, on or about the Leased Premises or the Building, whether due to the negligence of either party, their agents (including, without limitation, the Landlord's property management agent), employees, invitees or otherwise, all to the extent that such loss or damage is covered by collectible insurance.

16.  CASUALTY.
     --------

     A.  (see Addendum 16A)

     B.  Fault or Neglect of Tenant.  Anything to the contrary notwithstanding,
         --------------------------
in the event the Leased Premises are rendered untenantable due to the fault or neglect of Tenant, there shall be no abatement of Rent as provided above, except to the extent such loss of Rent shall be payable from the pro ceeds of the rental abatement insurance maintained by Landlord in accordance with Section 14 above.

17.  CONDEMNATION.
     ------------

     If the whole or any part of the Leased Premises shall be taken under power of eminent domain or like power, or sold under imminent threat thereof to any public authority or private entity having such power, this Lease shall terminate as to the part of the Leased Premises so taken or sold, effective as of the date possession is required to be delivered to such authority or entity. Rent for the remaining term shall be reduced in the proportion that the net Rentable Area of the Leased Premises is reduced by the taking. If a partial taking or sale of the Building or the Leased Premises (A) substan tially reduces the net Rentable Area of the Leased Premises resulting in a substantial inability of Tenant to use the Leased Premises for Tenant's busi ness purposes, or (B) renders the Building commercially inviable to Landlord, Tenant, in the case of (A), and Landlord, in the case of (B), may terminate this Lease by notice to the other party within 30 days after the terminating party receives a written notice of the portion to be taken or sold, to be effective 180 days thereafter or when the portion is taken or sold, whichever is sooner. All condemnation awards and similar payments shall be paid and belong exclusively to Landlord, except any amounts awarded or paid specifically for Tenant's trade fixtures and relocation costs, provided such awards do not reduce Landlord's award. Nothing contained herein shall diminish Tenant's right to deal on its own behalf with the condemning authority.

                                    - E-2 -

18.  HAZARDOUS WASTE INDEMNIFICATION.
     -------------------------------

     A.  Definitions.
         -----------

        (1)   Hazardous Substances.  As used herein, "Hazardous Substances"
              --------------------                    --------------------
    means any pollutants, flammable or ignitable explosives, radioactive materials, or hazardous, toxic, corrosive or dangerous wastes, substances or related materials, exposure to which is prohibited, limited or regulated by any federal, state, county, regional or local authority or which, even if not so regulated, may or could pose a hazard to the health and safety of the occupants of the Leased Premises or the Building, including, but not limited to, asbestos, lead-based paints, radon, polychlorobiphenyls ("PCBs"),
                                                                  ----
    petroleum products and byproducts, including, but not limited to, underground storage tanks and other petroleum-related matters. Hazardous Substances shall include substances defined or listed as "hazardous substances," "hazardous materials," "hazardous wastes," "pollutants," "toxic substances," "asbestos-containing materials" or similarly identified in the Comprehensive Environmental Response, Compensation, and Liability Act, as now or hereafter amended; in the Hazardous Materials Transportation Act, as now or hereafter amended; in the Colorado Asbestos Control Act, (S) 25-7-501, et seq., C.R.S., as now or
              -- ---

    hereafter amended; and in any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material; and shall include any substances or mixture regulated under the Toxic Substance Control Act of 1976, as now or hereafter amended; and any "toxic pollutant" or "pollutant" under the Clean Water Act, as now or hereafter amended, or under the Colorado Water Quality Control Act; or any hazardous air pollutant under the Clean Air Act, as now or hereafter amended, and any "hazardous waste" as defined in (S) 25-15-101 of the Colorado Revised Statutes.

        (2)   Release.  As used herein, "RELEASE" means any spilling, leaking,
              -------                    -------
    pumping, pouring, emitting, emptying, discharging, injecting, escaping, migrating, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Substance or pollutant or contaminant) on, from, under, within or affecting the Leased Premises or the Building or surrounding area, or transported to or from the Leased Premises or the Building, including continuing migration of Hazardous Substances into or through the soil, surface water or groundwater.

      (3)     As used herein, "HAZARDOUS SUBSTANCES LAWS" means all federal,
                               -------------------------
    state and local environmental, health or safety laws, ordinances, regulations, rules of common law or policies regulating Hazardous Substances, including, without limitation, those governing the generation, use, refinement, handling, treatment, removal, storage, production, manufacture, transportation or disposal of Hazardous Substances.

     B.  Prohibitive Usage of Hazardous Substances.  Tenant shall not cause or
         -----------------------------------------
permit any Hazardous Substance to be used, stored, generated, released or disposed of on or in the Leased Premises, the Common Areas, or the Building by Tenant, Tenant's agents, employees, contractors or invitees, without first obtaining Landlord's prior, written consent, which may be withheld, in Landlord's sole and absolute discretion, for any reason or no reason whatsoever. In the event such written consent is obtained by Tenant, any and all Hazardous Substances permitted on the Leased Premises or in the Building, and any and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to any such Hazardous Substances. Notwithstanding anything set forth to the contrary herein, Tenant shall not Release any material into the atmosphere, ground, sewer system or any body of water, if such material (as reasonably determined by Landlord or any governmental authority) does or may pollute or contaminate the same, or may adversely affect: (1) the health, welfare or safety of persons, whether located on the Leased Premises or elsewhere; or, (2) the condition, use or enjoyment of the Building or any other real or personal property surrounding the Building.

     C.  Tenant's Duty to Disclose.  Tenant shall disclose to Landlord, prior to
         -------------------------
Tenant's using, storing or disposing of any Hazardous Substances, the name and approximate amount of all Hazardous Substances which Tenant intends to store, use or dispose of on the Leased Premises or the Building (with Landlord's consent). In addition, Tenant shall, subsequent to

                                    - E-2 -
such usage, storage or disposal, disclose to Landlord the names and amounts of all Hazardous Substances which were actually used, stored or disposed of on the Leased Premises or the Building.

     D.   Indemnification by Tenant.  Tenant hereby agrees that Tenant shall be
          -------------------------
fully liable for all costs and expenses related in any way to the use, storage and Release or disposal of Hazardous Substances kept on the Leased Premises or the Building by the Tenant, and the Tenant shall give immediate notice to the Landlord of any violation or potential violation of the provisions of subsection
(2) herein. Tenant shall defend, indemnify and hold harmless Landlord, its officers, directors, shareholders, agents, employees, participants, successors and assigns, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, losses (including, without limitation, a decrease in value of the premises or damages due to loss or restriction of rentable or useable space), costs or expenses (including, without limitation, attorneys' fees and expenses, including, without limitation, fees and expenses of both outside and in-house counsel), charges, injury to persons, property or natural resources, administrative and judicial proceedings and orders, injunctive relief, remedial action requirements and enforcement actions of any kind or nature, whether known or unknown, contingent or otherwise, arising out of or in any way related to:




          (1) The use, presence, disposal, Release or threatened Release, by Tenant, of any such Hazardous Substances on, from or affecting the soil, water, vegetation, Building, Leased Premises, personal property, persons, animals or otherwise;

          (2) Any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to Release by Tenant of such Hazardous Substances;

          (3) Any lawsuit brought or threatened, settlement reached or government or Court order relating to Release by Tenant of such Hazardous Substances;

          (4) Any violation by Tenant of any Hazardous Substances Laws applicable thereto.

     Tenant shall remain liable to Landlord as set forth above, regardless of when any of the foregoing is discovered, caused by or in the control of Tenant. Without limitation of any of the foregoing, this Indemnification includes any and all costs incurred due to any investigation of the Leased Premises or any clean-up, removal or remediation mandated by a federal, state or local agency or political subdivision. Such clean-up, removal or remediation may include determining whether the Property is, after occupancy by Tenant has commenced, in compliance with all Hazardous Substance Laws after occupancy by Tenant has commenced, taking any necessary precautions to protect against any Release or threatened Release by Tenant and taking any and all necessary actions to return the Leased Premises to the condition existing prior to the presence of any such Hazardous Substances on the Leased Premises, after occupancy by Tenant has commenced. Tenant shall first obtain Landlord's written approval, prior to taking any such remedial action and shall be liable to Landlord for the cost and expense of any repair of any damage to the Leased Premises, the Building, or any other property caused by any such precautionary actions, removal, remediation or disposal.

     Tenant, as used in Section 18, has the meaning as defined in Section 41 of this Lease.

     E.   Remedial Work. In the event that any investigation, site monitoring
          -------------
containment, clean-up, removal, restoration, precautionary actions or other remedial work of any kind or nature (the "Remedial Work") is required under any
                                          -------------
applicable Hazardous Substances Laws, as a result of, or in connection with, any Release, suspected Release, or threatened Release by Tenant, Tenant shall, within 30 days after receipt of information that such Remedial Work is or may be required (or such shorter period of time as may be required under applicable law, regulation, order or agreement), commence the performance of, or cause to be commenced, and thereafter diligently prosecute to completion, the performance of all such Remedial Work. All Remedial Work shall be performed by one or more contractors, approved in advance, in writing, by Landlord, and under the supervision of a consulting engineer approved in advance, in writing, by Landlord, which consent shall not be unreasonably withheld. All costs and expenses of such Remedial Work shall be paid by Tenant, including, without limitation, the charges of such contractors and/or the consulting engineer, and Landlord's reasonable attorneys' fees and costs, including, without limitation, fees and costs of both outside and in-house counsel incurred in connection with monitoring or review of such Remedial Work. In

                                    - E-2 -
the event Tenant shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the performance of such Remedial Work, Landlord may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall be deemed Additional Rent due from Tenant under the Lease.

     F.   Representations and Covenants of Tenant.
          ---------------------------------------

          (1)  Tenant represents and warrants that:

               (a) Tenant has obtained, or will obtain, prior to occupancy, all certificates, permits, licenses, approvals and authorizations required by any federal, state, county, regional or local authority whose jurisdiction includes, in whole or in part, environmental protection or regulation of Hazardous Substances, for the lawful use or operation of the Leased Premises;

               (b) Tenant shall submit to Landlord copies of all reports or notices, if any, required to be filed with any governmental authorities or agencies pursuant to any Hazardous Substances Laws;

               (c) Tenant has received no notice of any proceedings or inquiries before or by a governmental authority with respect to Tenant's use, in the general operation of its business, of Hazardous Substances; and,

               (d) No claims, litigation, administrative enforcement actions or proceedings have been made or threatened by any third-party against Tenant, or any other person, nor have any settlements been reached by or with any party or parties, public or private, alleging the normal operation of Tenant's business, due to the use of Hazardous Substances, creates an undue risk of contamination of the environment, or is likely to result in the contamination of the property upon which Tenant operates its business; and,

               (e) Tenant does not presently, nor does Tenant have any expectation in the future of using, storing, disposing or Releasing Hazardous Materials, whether or not on the Leased Premises, Building or Common Areas, other than as has been expressly disclosed to Landlord, in writing, prior hereto.

         (2) Tenant shall keep and maintain the Leased Premises in compliance with any Hazardous Substances Laws, and shall not cause or permit a Release in violation of any such Hazardous Substances Laws.

         (3) Tenant shall not, nor shall Tenant permit any assignees, subtenants or other occupants of the Leased Premises to, at any time in the future, cause or permit a Release.

         (4) Tenant shall give prompt written notice to Landlord of any pending claims, or of any proceedings set forth in subsection (F)(1)(d) of this
     Section 18.

         (5) Tenant shall give prompt written notice to Landlord of Tenant's discovery of any occurrence or condition on the Leased Premises, or on any real property adjoining or in the vicinity of the Leased Premises that could cause the Leased Premises or any part thereof to be subject to any violations of, or potential remediation action, under any Hazardous Substances Laws or which would create restrictions relating, in any way, to the ownership, occupancy, transferability or use of the Leased Premises.

         (6) Landlord shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated by any third-party against Tenant and/or against the Leased Premises or the Building, in connection with any Hazardous Substances Laws, and Tenant shall pay Landlord's reasonable attorneys' fees and expenses in connection therewith, including, without limitation, fees and expenses of both outside and in-house counsel.

     G.   Landlord's Right to Inspect the Leased Premises.  Subject to Section
          -----------------------------------------------
9, Landlord and its respective agents and representatives shall have the right, at any reasonable time, to enter the Leased Premises to make such inspections, tests and inquiries as Landlord shall deem appropriate, including inspections for violation of any of the terms of this Indemnity, and for determining the existence, nature and magnitude of any Release or threatened Release.

                                      -E-2-

Landlord has no duty, however, to visit or observe the Leased Premises, or to conduct tests, and no visit, observation or testing by Landlord shall be construed as a representation that Hazardous Substances are or are not present in, on or under the Leased Premises, or that there has been or shall be compliance with any Hazardous Substances Laws, or any other applicable governmental law. Neither Tenant nor any other party is entitled to rely on any visit, observation or testing by Landlord. The Landlord owes no duty of care to protect Tenant or any other party against, or to inform Tenant or any other party of any Hazardous Substances or any other adverse conditions affecting the Leased Premises; provided that if landlord has actual knowledge of a violation of the Hazardous Substances Laws not covered by this Section 18D which may affect Tenant or its use of the Premises, Landlord agrees to give notice to Tenant of the violation within a reasonable time thereafter. Landlord shall give Tenant reasonable notice as provided in Section 9, before entering the Leased Premises, and shall make reasonable efforts to avoid interfering with Tenant's use of the Leased Premises in exercising any rights provided herein.

     H.   Miscellaneous.
          -------------

          (1)  Knowledge of Landlord.  Tenant's obligations hereunder shall not
               ---------------------
     be diminished or affected in any respect as a result of any notice or disclosure, if any, to, or other knowledge, if any, by Landlord of any Release or threatened Release, or as a result of any other matter related to Tenant's obligations hereunder, nor shall Landlord be deemed liable, in any way, for any Release or any other matter related to Tenant's other obligations hereunder, solely because Landlord had notice, disclosure or knowledge thereof, whether at the time this Indemnity is delivered or at any time thereafter.

          (2)  Event of Default.  For as long as this Lease Agreement shall be
               ----------------
     and remain in effect, this Indemnity shall constitute a covenant of, and agreement by, the Tenant under such Lease Agreement, and any breach by Tenant hereunder shall constitute an event of default under the Lease Agreement. After the expiration or earlier termination of the Lease, the provisions of this Indemnity shall continue to be obligations of Tenant.

          (3)  Survival of Tenant Obligations.  The obligations of Tenant
               ------------------------------
     hereunder shall survive the following events, to the maximum extent permitted by law:

               (a) Expiration of the term of the Lease or the earlier termination of the Lease, notwithstanding that all or any portion of any other obligations of Tenant shall have been discharged thereby; and,

               (b) Any termination, cancellation or modification of the Lease, or any other agreement relating to the Lease. Upon the occurrence of any of the foregoing, the obligations of Tenant hereunder shall survive and shall be enforceable against Tenant to the fullest extent permitted by applicable law.

          (4)  Rights and Remedies of Landlord. The rights and remedies of
               -------------------------------
     Landlord under this Indemnity:

               (a) Shall be in addition to any other rights and remedies of Landlord under this Lease Agreement or at law or in equity; and,

               (b) May be enforced by Landlord, to the maximum extent permitted by law, without regard to or affecting any rights and remedies that Landlord may have under the Lease Agreement, or at law or in equity.

          (5)  (see Addendum 18H(5))

19.  AMERICANS WITH DISABILITIES ACT.
     -------------------------------

          (1) Provided the Leased Premises is completed in accordance with the Work Agreement, Tenant shall, at Tenant's sole cost and expense, be responsible for any alterations, modifications or improvements to the Premises and the acquisition of any auxiliary aids required under the Americans With Disabilities Act ("ADA"), including all alterations,
                                       ---
     modifications or improvements required: (1) as a result of Tenant (or any subtenant, assignee or concessionaire) being a Public Accommodation (as such term is defined in the ADA); (2) as a result of the Premises being a Commercial Facility (as said term is defined in the ADA); (3) as a result of any leasehold improvements, alterations or

                                     -E-2-
     additions made to the Premises by or on behalf of Tenant or any subtenant, assignee or concessionaire (whether or not Landlord's consent to such leasehold improvements or alterations was obtained); or, (4) as a result of the employment by Tenant (or any subtenant, assignees or concessionaire) of any individual with a disability.

          (2) With respect to the use restrictions set forth in Section 4 of the Lease, and the restrictions on assignments and subletting set forth at
     Section 21 of the Lease, it is hereby specifically understood and agreed that Landlord shall have no obligation to consent to or permit the use of the Premises or an assignment of the lease or a sublease of the Premises (collectively herein a "Use Change") if such Use Change would require the
                             ----------
     making of any alterations, modifications or improvements to the Premises, the Common Areas or other portions of the Building, or the acquisition of any auxiliary aids under the ADA, unless Tenant performs all such acts and satisfies Landlord's requirements for financial responsibility for the costs of such compliance, which requirements may include, by way of example, posting of a completion bond or establishment of an escrow account.

          (3) Landlord represents that as of the Lease Commencement Date, subject to this Section 19(1), the Common Areas of the Building will be in compliance with the ADA as it provides and is interpreted on the Lease Commencement Date, and that Building Operating Costs charged to Tenant shall not include any costs required to bring the Building into compliance with this representation.

20.  INSOLVENCY; BANKRUPTCY.
     ----------------------

     A.   Insolvency or Threat of Insolvency.  If Tenant becomes insolvent, or
          ----------------------------------
threatens to file bankruptcy or to have a receiver appointed, or if a receiver is appointed over a substantial portion of Tenant's assets or over the operation of the Leased Premises, Landlord may elect, at its option, to immediately terminate this Lease and Tenant shall immediately vacate and surrender possession of the Leased Premises or, at the Landlord's option, Landlord may declare a default under this Lease.

     B.   Bankruptcy.
          ----------

          (1)  Assumption or Rejection.  If Tenant files, or Tenant's creditors
               -----------------------
     file, a petition in the United States Bankruptcy Court for a liquidation, reorganization, arrangement or for other similar relief for Tenant, then Tenant or the Trustee in Bankruptcy (the "Trustee") must accept and assume
                                               -------
     this Lease within 60 days after filing or this Lease shall be deemed rejected and Tenant shall thereupon immediately vacate and surrender the Leased Premises to Landlord.

          (2)  Conditions to Assumption.  No election by Tenant or the Trustee
               ------------------------
     in Bankruptcy to assume this Lease shall be effective unless each of the following conditions, which Landlord and Tenant acknowledge are commer cially reasonable in the context of a bankruptcy proceeding, have been satisfied and Landlord has acknowledged such satisfaction, in writing:

               (a) The Trustee or Tenant has cured any and all events of default, or has provided Landlord Adequate Assurance (as defined below) that:

                    (i) Within ten days from the date of such assumption, Tenant or the Trustee will cure all monetary defaults under this Lease; and

                    (ii) Within 30 days from the date of such assumption, Tenant or the Trustee will cure all non-monetary defaults under this Lease;

               (b) The Trustee or Tenant has compensated Landlord (or has provided to Landlord Adequate Assurance that within ten days from the date of assumption Landlord will be compensated) for any pecuniary loss incurred by Landlord arising from any and all defaults of Tenant or the Trustee, or both;

               (c) The Trustee or Tenant has provided Landlord with Adequate Assurance of the future performance of each of Tenant's or Trustee's obligations under the Lease; provided, however, that:

                                     -E-2-

                    (i) The Trustee or Tenant shall also deposit with Land lord, as security for the timely payment of all Rent, an amount equal to six months' Rent; and

                    (ii) The obligations imposed upon the Trustee or Tenant shall continue with respect to Tenant or any assignee of the Lease after the completion of the bankruptcy proceedings.

               (d)  The assumption of the Lease will not:

                    (i) Breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound relating to the Building; or

                    (ii) Disrupt, in Landlord's judgment, the tenant mix of the Building or any other attempt by Landlord to provide a specific variety of offices and retail stores in the Building which, in Landlord's judgment, would be most beneficial to all of the tenants and would enhance the image, reputation and profitability of the Building operation.

          (3)  Adequate Assurance.  For purposes of this Section 18, Landlord
               ------------------
     and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "Adequate Assurance" shall mean:
                           ------------------

               (a) The Trustee or Tenant has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Tenant will have sufficient funds to fulfill the obligations of Tenant under this Lease as they come due, and to keep the Leased Premises properly staffed with sufficient employees to conduct a fully-operational, actively-promoted business on the Leased Premises; and

               (b) The Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and the Trustee or Tenant shall have granted a valid and perfected first lien and secu rity interest or mortgage in property of Tenant or Trustee, accept able as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Tenant to cure monetary or non-monetary defaults under this Lease within the time periods set forth above.

     The foregoing shall not limit Landlord's other rights and remedies under the United States Bankruptcy Code including but not limited to the right to file a claim against Tenant and obtain the maximum amount allowed in connec tion with such bankruptcy proceeding.

21.  ASSIGNMENT, LETTING AND SUBLETTING.
     ----------------------------------

     A.   Landlord's Consent Required.  Except as provided in 21A of the
          ---------------------------
attached Addendum, Tenant, its legal representatives and successors in interest, shall not, whether by operation of law or otherwise, assign, sublet, or otherwise transfer or encumber this Lease, the Leased Premises or any part thereof, respectively, without first obtaining the written consent of Landlord, which Landlord will not unreasonably withhold. If Tenant is a corporation, any transfer of this Lease from Tenant by merger, consolidation or liquidation or any change in the ownership, or power to vote the majority of the outstanding stock of Tenant, shall constitute an assignment for purposes of this Lease. Subject to 21A of the Addendum, if Tenant is a partnership, limited liability company, or similar entity, a change in the entity structure which results in more than 49% of the equitable interest in such entity being owned by persons different than at the time of the Lease Date, or which results in more than 49% of the voting rights or decision making rights being exercisable by persons other than those persons entitled to exercise the voting/decision making rights on the Lease Date, shall constitute an assignment of this Lease. Any assignment made without Landlord's approval or without strict compliance with the requirements of this Section, in addition to constituting an Event of Default by the Tenant, shall be voidable by Landlord.

     B.   Review and Approval.  As a condition to any request to assign,
          -------------------
transfer or sublet the Leased Premises or any part thereof, Tenant shall submit to Landlord for Landlord's review and approval a copy of the proposed assignment or sublease, a description of the proposed use of the Leased Prem ises by the potential assignee or sublessee, and current (and a reasonable

                                     -E-2-
amount of historical) financial information regarding the potential assignee or sublessee. Tenant shall pay all costs and expenses incurred by Landlord in connection with Landlord's review of any requested assignment or sublease, including reasonable attorneys' fees, and shall pay to Landlord a fee of $500 as a proposed assignment consideration fee. Landlord shall have thirty days after receipt of such information and fee to review and to approve or reject the requested assignment, transfer or sublease. If an assignment or sublease is requested, Landlord may direct Tenant to require the assignee or sublessee to pay 90% of the current fair market rental rate for comparable space in the Building or, if no office space in the Building is then for rent or has been leased within the prior six months, then for comparable space in comparable buildings in the Denver Technological Center, as determined in good faith by Landlord, if the rental rate of this Lease is less than 90% of the prevailing market rental rate for such space. In such event, any assignment or sublease to be approved by Landlord shall incorporate 90% of the current prevailing market rental rate. Any rent payable to Tenant by any such sublessee or assignee in excess of the rent provided under this Lease shall be paid to Landlord.

     C.   Tenant Remains Liable.  Notwithstanding any permitted assignment,
          ---------------------
subletting or other transfer or encumbrance, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the Rent herein specified and for compliance with all of Tenant's other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "Event of Default" as hereinafter defined, if the Leased Premises or any part thereof are then assigned, sublet, or otherwise transferred or encumbered, Landlord, in addition to any other remedies provided herein, or by law, may at its option collect rent owing by such assignee, sublessee or transferee, directly from such assignee, sublessee or transferee and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

     D.   Requirements.
          ------------

          (1)  Conditions Precedent.  Landlord may withhold its consent to any
               --------------------
     such assignment, letting or subletting, if such assignment, letting or subletting would result in the assignment, leasing or subleasing of:

               (a) The Leased Premises to any party, business or lessee who proposes to conduct a business therein which is not in conformance with the Permitted Use; or

               (b) The Leased Premises to any party, business or lessee who is then a lessee of the Building if Landlord has or will have during the ensuing six months suitable space for rent in the Building; or

               (c) The Leased Premises at a rental rate less than 90% the then current prevailing market rate for comparable premises in the Building or other comparable buildings in the DTC.; or

               (d) The Leased Premises to a party whose business is of a character which does not, in Landlord's reasonable opinion, comport with the character of a first class office building in the Denver Technological Center, taking into consideration the percentage of space it would occupy in the Building; or

               (e) Less than 10,000 square feet of the Rentable Area of the Leased Premises to a sole subtenant; or

               (f)  [Deleted]

               (g) The Leased Premises to a party whose financial condition and credit rating is not equal to or better than that of, a tenant who would be acceptable to Landlord for similar office space.

               (h) The Leased Premises to any party, business or lessee whose use of the Leased Premises, Building or appurtenances to the Leased Premises will result, in Landlord's reasonable opinion, in an increase in Building Operating Costs or wear and tear on the Leased Premises or Building beyond that expected by Tenant's use; or,

                                     -E-2-

               (i) The Leased Premises to any party, business or lessee whose tenancy will, in the opinion of the Landlord, potentially downgrade the real estate market's classification of the Building.

          (2)  Subject to Landlord's Rights.  Any sublease or assignment is
               ----------------------------
     expressly subject to the provisions of this Lease. No sublease shall permit the subtenant to pay rent in advance for a period of more than one month and no such sublease or assignment shall alter, diminish, or impair any of Tenant's obligations or liability under this Lease, or any rights or remedies of Landlord.

          (3)  Required Documentation.  Simultaneously with any permitted
               ----------------------
     assignment or sublease: (a) the assignee or sublessee must assume all of Tenant's obligations under this Lease in a form which is satisfactory to Landlord; (b) assignee or subtenant must acknowledge in a form which is satisfactory to Landlord, that such party is, in all respects, subject to the terms and provisions of this Lease; (c) Landlord must be provided with a complete executed copy of the assignment or sublease; and, (d) any Guarantor or other person obligated under or liable for the Lease performance shall have executed and delivered to Landlord a ratification of the Lease and consent to the assignment/sublease agreeing that such assignment/sublease will in no way affect such Guarantors' (or other persons') obligations or liabilities.

     E.   Election to Terminate.  With respect to any proposed, sublease,
          ---------------------
requested by Tenant, Landlord may elect, by notifying Tenant in writing within twenty days of receipt of Tenant's request for Landlord's consent, to cancel and terminate this Lease as to the portion to be included in the sublease, and as to any proposed assignment unless Tenant's request is withdrawn in writing by notice to Landlord given within 15 days after Landlord advises Tenant that it will not approve the assignment.

22.  RULES AND REGULATIONS.
     ---------------------

     Tenant covenants that Tenant and its agents, representatives, employees, invitees, visitors or those claiming under Tenant will at all times observe, perform and abide by all the general rules and regulations promulgated by Landlord from time-to-time. Landlord's rules and regulations in effect on the date hereof are attached hereto and made a part hereof as Exhibit D. Such rules and regulations may be changed, from time-to-time, upon written notice to Tenant; and the new rules and regulations shall go into effect ten days after the mailing of such notice.

23.  PARKING.
     -------

     Except as provided on the Base Lease Term Sheet (Part 1), Tenant and its employees and invitees shall have the non-exclusive privilege to use the number of non-reserved parking spaces as stated in the Basic Lease Term Sheet in the areas designated therein pursuant to any rules and regulations relating to parking adopted by Landlord from time-to-time. Tenant shall not use any parking spaces not specifically allocated to Tenant. Neither Tenant nor its employees, servants or any persons commonly occupying the Building shall use, enjoy, or occupy any space designated as visitor parking. Any breach or violation of this covenant or any rules and regulations pertaining to parking space usage by Tenant shall constitute a material Event of Default under this Lease. Tenant agrees to cooperate with Landlord and other tenants in the use of parking facilities. If Landlord determines parking facilities are becoming crowded, Landlord may take any other steps necessary to correct such condition. The charge for the parking spaces as stated in Part 1 shall be paid monthly along with Base Rent, except that there shall be no charge for the first three months of the Lease Term that those spaces are available for use (it being understood that some of the covered parking may not be available on the Lease Commencement
Date).

                                     -E-2-

24.  SIGNS.
     -----

     Except as provided in 24 of the Addendum, Tenant shall not install, paint, display, inscribe, place or affix any sign, picture, advertisement, symbol, notice, lettering or direction (hereinafter collectively referred to as "Signs")
                                                                         -----
on any part of the Leased Premises or the Building without the prior written approval of Landlord. Landlord may prescribe a uniform pattern of Signs for all tenants. Any Signs which have been installed without Landlord's prior written approval may be removed by Landlord and the cost of removal, repair and restoration charged to Tenant as Additional Rent hereunder. Upon expiration of this Lease, all Signs installed by Tenant shall be removed by Tenant and any damage resulting therefrom shall be promptly repaired by Tenant, or such removal and any repair and restoration may be done by Landlord and the cost therefor, plus 20% to cover Landlord's overhead and administration, charged to Tenant as Additional Rent hereunder.

25.  [Deleted]


26.  QUIET ENJOYMENT; UNAVOIDABLE DELAY.
     ----------------------------------

     A.   Quiet Enjoyment.  If, and so long as, Tenant pays Rent and keeps and
          ---------------
performs each and every other term, covenant and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall be entitled to quietly enjoy the Leased Premises without hindrance or molestation by Landlord, subject to the terms, covenants and conditions of this Lease.

     B.   Contest of Taxes.  Landlord shall pay all taxes and assessments on the
          ----------------
Building so as not to jeopardize Tenant's use of the Leased Premises. The foregoing notwithstanding, Landlord shall be entitled to contest any tax or assessment which it deems to be improperly levied against the Building so long as such contest does not unreasonably interfere with Tenant's use of the Leased Premises. Landlord is under no obligation to undertake such contest. The cost of any such contest (including legal expenses) shall be a Building Operating Cost.

     C.   Independent Covenants.  Except as provided in this Lease, this Lease
          ---------------------
and the obligations of Tenant to pay Rent and perform all of the terms, coven ants and conditions on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord, due to Unavoidable Delay, is (a) unable to fulfill any of its obligations under this Lease, or (b) unable to supply or is delayed in supplying any service expressly or impliedly to be supplied, or (c) unable to make or is delayed in making any repairs, replacements, additions, alterations or decorations, or (d) unable to obtain or supply or is delayed in obtaining or supplying any equipment or fixtures. Landlord shall in each instance exercise reasonable diligence to effect performance of its obligations when and as soon as possible. However, Landlord shall be under no obligation to pay overtime labor rates or to provide uninterrupted services. Tenant's obligation to pay Rent and perform the other covenants set forth in this Lease shall be construed as independent covenants, in no way dependent upon any covenants of Landlord under this Lease. Tenant waives and releases any right or claim of setoff or deduction against any Rent accruing under this Lease.

                                     -E-2-

     D.   Unavoidable Delay.  "Unavoidable Delay" shall mean as applicable any
          -----------------
and all delays beyond Landlord's or Tenant's reasonable control, including without limitation, delay: caused by Tenant or Landlord; caused by governmental restrictions, or by governmental regulations or controls; caused by governmental authorities; due to order of civil, military or naval authority; arising out of governmental preemption; due to strikes, labor disputes, lockouts, shortage of labor or materials, inability to obtain materials or reasonable substitutes therefor, default of any building or construction contractor or subcontractor; due to acts of God; caused by fire, earthquake, floods, explosions, actions of the elements, extreme weather conditions; due to enemy action, civil commotion, riot or insurrection, fire or other unavoidable casualty; due to delays in obtaining governmental permits or approvals; or arising from any other cause beyond Landlord's or Tenant's control. (see Addendum 26D)

27.  SURRENDER.
     ---------

     Upon the expiration or earlier termination of this Lease or Tenant's possession, Tenant shall surrender the Leased Premises, including but not limited to all Tenant Improvements made by Landlord and all additional improvements and alterations made by Tenant (unless otherwise directed by Landlord to remove), peaceably to Landlord in a sound, safe, sanitary, serviceable, reasonably attractive, and "broom clean" condition, and otherwise in substantially the same condition as received, subject only to (A) the effects of any casualty that Tenant is not required to restore by this Lease and (B) deterioration from normal use. Except as expressly provided otherwise in this document for any termination of this Lease because of any casualty, Tenant's failure to surrender the Premises as required by this paragraph is an immediate Event of Default. Tenant shall remove all of its furniture, equipment and other personal property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease.

28.  HOLD OVER TENANCY.
     -----------------

     If (without execution of a new lease or written extension) Tenant shall hold over after the expiration or termination of this Lease or Tenant's possession, Tenant may, at Landlord's option, be deemed to be occupying the Leased Premises as a tenant from month to month, which tenancy may be terminated as provided by law. During such tenancy, Tenant shall pay to Landlord 150% of the then current Base Rent plus all other Rent, as and when provided for herein, and Tenant shall be bound by all of the terms, covenants and conditions of this Lease. If Tenant holds over after the expiration or termination of this Lease or Tenant's possession without Landlord's permission, then such continued possession shall be deemed a tenancy at suf ferance, and Tenant shall pay to Landlord 200% of the then current Base Rent plus all other Rent, as and when provided for herein, prorated on a daily basis until Tenant surrenders possession as required by this Lease.

29.  TENANT'S DEFAULT.
     ----------------

     A.   Events of Default.  It shall be an "Event of Default" if:
                                              ----------------

          (1)  Non-Payment.  Tenant shall fail to pay any monthly installment of
               -----------
     Rent or any other charge or payment required of Tenant hereunder (although no legal or formal demand has been made therefor) and such failure shall continue for a period of ten days after the date such pay ment was due; and, with respect to only two failures to pay in any calendar year, within 10 days after notice to Tenant of the failure.

          (2)  Non-Performance.  Tenant shall violate or fail to perform any of
               ---------------
     the other conditions, covenants or agreements made by Tenant in this Lease, and such violation or failure shall continue for a period of 20 days after written notice thereof to Tenant by Landlord; provided that if the default cannot be cured within 20 days, then Tenant shall not be in default if it begins to cure the default within 20 days and diligently pursues it to completion within not more than 45 days.

          (3)  Insolvency.  Tenant admits in writing its inability to pay debts
               ----------
     generally as they become due;

          (4)  General Assignment.  Tenant shall make a general assignment for
               ------------------
     the benefit of its creditors or shall file or threaten to file a petition for bankruptcy or other reorganization, liquidation, dissolution or similar relief;

                                     -E-2-

          (5)  Proceedings.  A proceeding is filed against Tenant seeking any
               -----------
relief mentioned in (4) above which is not dismissed within 60 days after filing (Tenant shall give prompt notice to Landlord of the filing of any such proceedings and within such 60-day period shall provide Landlord with adequate assurances that any such proceeding is not meritorious and in the event such assurances are not given, or in Landlord's opinion, deemed to be inadequate, an Event of Default shall be deemed to have occurred immediately on the filing of such proceeding; if such adequate assurances are timely given, the proceeding shall be dismissed by Tenant with due diligence, which dismissal may occur more than 30 days after the filing of the proceeding);

          (6)  Appointment of Trustee.  A trustee, receiver or liquidator shall
               ----------------------
be appointed for Tenant or a substantial part of its property;

          (7)  Abandonment.  Tenant shall abandon any substantial portion of the
               -----------
Leased Premises or vacate the Premises for more than 20 days;

          (8)  Mortgage.  Tenant shall mortgage, assign (except as otherwise
               --------
provided in this Lease) or otherwise encumber its leasehold interest; other than to CoBank, ACB pursuant to the Leasehold Assignment and Consent pertaining to this Lease dated August 8, 1995.
          (9)  Recordation.  Tenant shall record this Lease or any memorandum or
               -----------
notice of it (as more specifically prohibited in Section 46); other than the memorandum referred to in Section 46.

          (10) Cessation of Business.  Tenant shall cease or suspend normal
               ---------------------
business operations within the Leased Premises for a period of more than 20 consecutive days (except for any period required for restoration after any casualty);

          (11) Unrelated Proceedings.  Execution or other process, judicial or
               ---------------------
administrative, issues by, through, under, or against Tenant with respect to Tenant's interest in this Lease or the Leased Premises, or both, and, within 30 days thereafter, is not stayed, released, satisfied, or dis charged, or provision made for its discharge according to its terms; or any such stay thereafter is vacated, released, or discharged for any reason, including affirmance on appeal, and such process then is not within 30 days thereafter released, satisfied, or discharged, or provi sion made for its discharge according to its terms;

          (12) Lien on Premises.  Any federal, state, or local tax lien, or any
               ----------------
claim of lien for labor, services, or materials, or any other lien, encumbrance, or a adverse claim of any nature whatsoever, including, without limitation, a lis pendens or other notice of pendency, is recorded, filed, or asserted against
--- -------
or with respect to the Leased Premises or the Building or the Rent by, through, under, or against Tenant, or otherwise relates to an obligation that Tenant is required to perform under this Lease, and is not within 10 days thereafter discharged by payment or bonded over upon demand; or

          (13) Transfer.  Any assignment, sublease or transfer of Tenant's
               --------
interest in this Lease, or the Leased Premises, except in compliance with the requirements of this Lease, including any transfer by operation of law.

          (14) Non-Occupancy.  Failure to take occupancy or execute the Lease
               -------------
Commencement Rider as required by the Lease.

B.        Remedies.
          --------

          (1)  Cumulative Rights.  If an Event of Default occurs, then Land lord
               -----------------
may:

               (a) give Tenant written notice of Landlord's intention to terminate this Lease on the date of such given notice or any later date specified therein, and on such specified date Tenant's right to possession of the Leased Premises shall cease and this Lease shall thereupon be terminated;

               (b) without further notice, reenter and take possession of the Leased Premises, or any part thereof, without authorization of any court, and repossess the same as of Landlord's former estate, and expel Tenant and those claiming through or under Tenant, and remove the effects of either or both (forcibly, if necessary)

                                     -E-2-
          without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of Rent or for Tenant's preceding breaches of covenants, and without liability to Tenant for any loss of profits. Should Landlord elect to reenter as provided herein, or should Landlord take possession pursuant to legal proceedings or any notice provided for by law, Landlord may, from time-to-time, without terminating this Lease, relet the Leased Premises or any part thereof, on behalf of Tenant for such term or terms and at such rent or rents, and upon such other terms and conditions as Landlord may deem advisable in Landlord's sole discretion (including concessions, free rent, and payment of commissions) with the right to make alterations and repairs to the Leased Premises. No such re entry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice of termination is given to Ten ant by Landlord. Tenant shall continue to pay to Landlord all Rent owing under this Lease on the dates when same become due, except that Tenant shall be entitled to a credit against such Rent for any amounts collected by Landlord, if any, from reletting of the Leased Premises on behalf of Tenant;

               (c) advance such monies, and take such other action, for Ten ant's account as reasonably may be required to cure or mitigate any default or Event of Default. Tenant agrees to reimburse Landlord for such advances, as Additional Rent, upon demand from Landlord. Any such advance, and any cost or expense so incurred, shall bear interest at the rate of 2% per month, accrued daily and compounded monthly, until paid by Tenant;

               (d) enter upon the Leased Premises, by force if necessary, without being liable for prosecution or any claim for damages there for, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord upon demand, as Additional Rent, for any reasonable expenses which Landlord may incur in thus effecting compliance with Tenant's obligation under this Lease, plus 10% of the amount of such expenses to reimburse Landlord for its administrative expense and overhead. Any such expense so incurred by Landlord (together with the 10% added thereto) shall bear interest from the date of notice to Tenant at the rate of 2% per month, compounded monthly, until paid by Tenant. Tenant further agrees that Landlord shall not be liable for any damages to Tenant resulting from such action, whether caused by the negligence of Landlord or otherwise;

               (e)  if the Landlord elects to terminate the Lease, collect as

          "Liquidated Damages" an amount equivalent to (i) the total unpaid Rent
          -------------------
          which would have accrued for the period between the date of Landlord's termination of this Lease and the then applicable lease expiration date (such period shall be called the "Unexpired Term of the Lease"),
                                                 ---------------------------
          plus "Landlord's Expenses and Losses" (as further described
          ----
          hereinafter), less the "Fair Rental Value of the Leased Premises" for
                        ----
          the Unexpired Term of the Lease. Landlord's Expenses and Losses shall include all expenditures incurred by Landlord, or which Landlord reasonably anticipates Landlord will incur, in making the Leased Premises suitable for re-rental to a new tenant, all other expenses incurred, or which Landlord reasonably anticipates Landlord will incur, in re-rental of the Leased Premises including, by way of example, the following: the cost of repair, alteration, cleaning and restoration of the Leased Premises to a condition commensurate with a first class office building leasehold premises; any brokerage commissions which Landlord incurs, or reasonably anticipates Landlord will incur, in connection with the re-rental; any attorneys' fees which Landlord incurs, or reasonably anticipates will be incurred, in preparing and negotiating a new lease agreement for the re-rental; the value of any rental concessions, which Landlord must provide to re-rent the Leased Premises. Landlord's Expenses and Losses shall also include, by way of example, an amount equal to the Fair Rental Value of the Leased Premises during the period of time determined to be necessary to locate and obtain a new tenant to occupy the Leased Premises (in other words, the liquidated damages shall include the amount of rent not being received during the estimated marketing time); and shall include the Fair Rental Value of the Leased Premises for any period of time during which it is reasonably determined by Landlord to be necessary to give "free rent" to a new tenant (that is, occupancy without any obligation to pay rent) as an inducement to relet the Leased Premises to a new tenant (or, if as an inducement it is reasonably determined by Landlord that it will be necessary to give to a new tenant a reduced

                                     -E-2-
          rent, then an amount equal to the Fair Rental Value for the reduced rent period, the length of which period shall be reasonably determined by Landlord, minus the amount of the reduced rent expected to be received, which amount shall be reasonably determined by Landlord). For the purposes of this paragraph, the Fair Rental Value of the Leased Premises, the amount of any rental concessions, and the length of marketing time shall all be determined by a commercial real estate broker selected by Landlord, in Landlord's sole discretion, who is not an employee of Landlord, who specializes in leasing commercial office space in the market area in which the Building is located (which market shall be determined by such broker in the broker's sole discretion but without any reduction for real estate commissions and without regard to the condition of and the tenant improvements in the Leased Premises) and who has leased commercial office space in such market area for at least the eight (8) years preceding such determinations. Such determinations by the broker shall be final and binding on the parties hereto, not subject to review. The Tenant expressly waives and releases the Landlord of and from any obligation inferred herein or imposed by law to mitigate damages, adopting, in lieu thereof, the foregoing liquidated damages provision;

               (f)  recover as "Actual Damages" any reasonable costs and
                                --------------
          expenses properly incurred by Landlord for terminating this Lease, or Tenant's right to possession, as the case may be, including any leasing commissions remaining payable in connection with this Lease, the unamortized balance of any prepaid leasing commissions with respect to this Lease, the unpaid Rent (including all Base Rent and Additional Rent) for the portion of the Lease Term, up to the date of termination of the Lease (if ever), any losses or damages owing to any new tenant of the Leased Premises occasioned by landlord's inability to deliver possession of the Leased Premises to such new tenant due to Tenant's failure or refusal to vacate the Leased Premises at the time of such termination; and other professional compensation, costs, and expenses, as provided in this Lease, less any rent received during
                                               ----
          such time period from the Leasehold Premises;

               (g) apply the Security Deposit to Landlord's losses in such order as Landlord elects. Landlord must account for such application only as and when the full extent of Landlord's damage is known, or the Security Deposit is exhausted, whichever occurs first;

               (h)  [Deleted]

               (i)  See Addendum 29B(i)

     (2)  Survival of Obligations.  If Landlord elects to take possession of the
          -----------------------
     Leased Premises without terminating this Lease, any such repossession shall not relieve Tenant of its obligations and liability under this Lease, all of which shall survive such repossession. In the event of such repossession, Tenant shall pay to Landlord all Rent which would be payable hereunder if such repossession had not occurred, less the net proceeds, if any, of any reletting or the value of Landlord's use, if any, of the Leased Premises after deducting all of Landlord's expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, expenses of employees, costs of alterations, expenses of preparation for reletting, rental concessions and free rent. Tenant shall pay such Rent to Landlord on the days on which the Rent would have been payable hereunder if pos session had not been retaken. After repossession of the Leased Premises, Landlord may procure the appointment of a receiver to take possession and collect rents and profits of the business of Tenant. The receiver may carry on the business of Tenant and take possession of the personal prop erty used in the business of Tenant, including inventory, trade fixtures, and furnishings, and use them in the business without compensation to Tenant. Proceedings for appointment of a receiver by Landlord, or the appointment of a receiver in the conduct of the business of Tenant by the receiver, shall not terminate nor forfeit this Lease unless Landlord has given written notice of termination to Tenant.

                                     -E-2-

          (3)  Eviction Proceedings.  In the event Landlord commences
               --------------------
     proceedings (called herein "FED Proceedings") in the nature of a forcible
                                 ---------------
     entry and detainer or unlawful retention for nonpayment of Rent, for Tenant's failure to perform its other obligations hereunder, or for Tenant's failure to deliver possession of the Leased Premises to Landlord upon the expiration or earlier termination of the Lease, Tenant waives any right to a trial by jury in such FED Proceedings, Tenant agrees not to file a counterclaim against Landlord in the FED Proceedings, and Tenant agrees not to consolidate claims or actions against Landlord in said FED Proceedings; however, Tenant does not waive its right hereunder to bring any separate action against Landlord. The commencement of such FED Proceedings (including but not limited to the delivery of notice and process therefor regardless of whether such proceedings are actually commenced), shall not, in and of itself, be deemed to terminate this Lease, nor to constitute an election of remedies.

          (4)  Non-Election of Remedies.  Pursuit of any of the foregoing
               ------------------------
     remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or in equity, nor shall pursuit of any remedy herein provided constitute an election of remedies or a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Leased Premises, and no agreement to terminate this Lease or accept a surrender of the Leased Premises shall be valid unless in writing signed by Landlord.

          (5)  Equitable Relief.  Landlord is also entitled, if otherwise
               ----------------
     appropriate, to (a) injunctive or other equitable or declaratory relief in case of any violation, or any attempted or threatened violation, of any provision of this Lease; (b) an order compelling the observance or performance of any such provision; and (c) one or more accountings of Tenant's obligations under this Lease.

30.  PROFESSIONAL FEES AND COSTS.
     ---------------------------

     If Landlord or Tenant employs any attorneys, appraisers, architects, brokers, engineers, or other professionals (collectively, "Professionals") with
                                                           -------------
respect to any Event of Default by Tenant or a default by Landlord, the defaulting party upon demand will pay, or reimburse the other for, as the case may be, all reasonable compensation for all such Professionals so employed, regardless of whether suit or other proceeding is instituted (including, without limitation, FED Proceedings) and, if instituted, will pay all cost and expense (including reasonable legal fees) for any such arbitration, administrative, trial, appellate and other proceedings. Tenant will also pay other costs of collection incurred and any costs, expenses, and reasonable professional fees that otherwise may be sustained or incurred by Landlord involving the collection, enforcement, validity, or interpretation of this Lease or involving any use, activity or installation by Tenant.

31.  ACCORD AND SATISFACTION; REINSTATEMENT OR EXTENSION.
     ---------------------------------------------------

     A.   No Accord and Satisfaction.  No receipt and retention by Landlord of
          --------------------------
any payment tendered by Tenant in connection with this Lease will give rise to or support or constitute an accord and satisfaction, notwithstanding any accompanying statement, instruction or other assertion to the contrary (whether by notation on a check or in a transmittal letter or otherwise) unless Land lord expressly agrees to an accord and satisfaction in a separate writing duly executed by the appropriate persons. Landlord may receive and retain, abso lutely and for itself, any and all payments so tendered, notwithstanding any accompanying instructions by Tenant to the contrary, and may account for such payments as partial payments on account, notwithstanding any accompanying instructions, statements or assertions by Tenant to the contrary. Landlord shall be entitled to treat and apply any such payments as being received on account of any item or items of Rent, Additional Rent, interest, expense or damage due in connection herewith in such amounts and in such order as Landlord may determine in its sole option.

     B.   No Reinstatement or Retention.  No payments of Rent or other sums due
          -----------------------------
by Tenant to Landlord after termination of this Lease or after the giving of any notice (other than a demand for payment) by Landlord to Tenant shall reinstate, continue or extend the term of this Lease or affect any notice given to Tenant prior to the payment of such money unless expressly agreed to by Landlord in writing.

                                     -E-2-

32.  LANDLORD'S DEFAULT.
     ------------------

     Landlord shall not be in default under this Lease unless Landlord fails to perform any required obligation for at least 30 days after written demand specifying the exact nature of the obligation that Landlord allegedly has failed to perform. If the nature of Landlord's obligation is such that more than 30 days is reasonably required for performance, then Landlord will not be in default if Landlord promptly begins performance within such 30-day period and pursues it diligently and continuously to completion.

33.  LIMITATION OF LANDLORD'S LIABILITY.
     ----------------------------------

     The obligations of Landlord under this Lease do not constitute personal obligations of Landlord or of Landlord's property management agent, nor of the individual partners, directors, officers, shareholders or employees of Landlord, or Landlord's property management agent, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of Landlord or Landlord's property management agent for satisfaction of any liability in respect, directly or indirectly, of this Lease and Tenant will not seek recourse against Landlord or Landlord's property management agent, or the individual partners, directors, officers, shareholders or employees of Landlord or Landlord's property management agent, or any of the personal assets of any of them, other than the real estate which is the subject of this Lease, for such satisfaction or for any deficiency judgement should Tenant be unable to satisfy any liability owed to it.

34.  LANDLORD'S RESERVED RIGHTS.
     --------------------------

     Without notice and without liability to Tenant, Landlord shall have the right to:

     A.   Building Change.  Change the name of the Building, the street address
          ---------------
of the Building, add additional property to that underlying the Build ing, construct other buildings or improvements on such property, to change the size, Rentable Area or Common Area of the Building or to undertake any similar changes;

     B.   Building Signs.  Install and maintain reasonable Signs on the exte
          --------------
rior of the Building;

     C.   Rules and Regulations.  Make rules and regulations as, in the judgment
          ---------------------
of Landlord, may from time-to-time be needed for the safety of the tenants, the care and cleanliness of the Building and the preservation of good order therein. Tenant shall be notified in writing when each such rule and regulation is promulgated;

     D.   Grants of Property Rights.  Grant utility easements or other
          -------------------------
easements to such parties, or replat, subdivide or make such other changes in the legal status of the land underlying and surrounding the Building as Landlord shall deem necessary, provided such grant or changes do not substantially or materially interfere with Tenant's use of the Leased Premises as intended under this Lease; and

     E.   Sale of Building.  Subject to Tenant's Right of First Refusal, sell
          ----------------
the Building and assign this Lease to the purchaser (and upon such assignment be released from all obligations under this Lease). Tenant agrees to attorn to such purchaser, or any other successor or assignee of Landlord through foreclosure or deed in lieu of foreclosure or otherwise and to recognize such person as Landlord under this Lease, as provided in the Section below pertaining to Subordination and Attornment.

                                     -E-2-

35.  SUBORDINATION AND ATTORNMENT.
     ----------------------------

     A.  Subordination.  At Landlord's election, this Lease shall be subject and
         -------------
subordinate to all mortgages and deeds of trust which may now or hereafter encumber the real property of which the Leased Premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such mortgages and deeds of trust. This clause shall be self-operative and no further instrument of subordination shall be required in order for the same to be effective. However, Tenant hereby agrees to execute and deliver to Land lord, if so requested, any and all instruments in writing which may be required by Landlord or any lender to subordinate Tenant's rights acquired by this Lease as aforesaid. Landlord is irrevocably appointed Tenant's attorney-in-fact to act in Tenant's name, place and stead if Tenant fails or refuses to deliver any such executed documents.

     B.   Attornment.  Tenant agrees to attorn to any purchaser of the Building,
          ----------
or any other successor owner or assignee of Landlord through foreclosure or deed in lieu of foreclosure.

36.  ESTOPPEL CERTIFICATE.
     --------------------

     A.   Contents.  Within 10 business days after request therefor by Landlord,
          --------
its agents, successors or assigns, Tenant shall deliver, in recordable form, a certificate to any proposed investor, mortgagee or purchaser, or to Landlord, together with a true and correct copy of this Lease, certifying, if true (or if not true, stating why it is not) (1) that this Lease is in full force and effect, without modification, (2) the amount, if any, of prepaid Rent and the Security Deposit paid by Tenant to Landlord, (3) that Landlord, as of the date of the certificate, has performed all of its obligations due to be performed under this Lease and that there are no de fenses, counterclaims, deductions or offsets outstanding, or other excuses for Tenant's performance under this Lease, or stating those claimed by Tenant, (4) that Tenant knows of no proceedings, judicial or administrative, that are pending or threatened against Tenant, the Leased Premises or the Building, and (5) any other fact, statement or matter reasonably requested by Landlord or such proposed mortgagee or purchaser, which does not modify or conflict with Tenant's rights or obligations under this Lease. Some of the additional statements or matters which may be included in the certificate or agreement Tenant signs under Section 34 or this Section 35 are included in Exhibit E to this Lease.
                ---------

     B.   Failure to Deliver.  Tenant acknowledges that this Lease is a material
          ------------------
inducement for Landlord to build the Building and for a lender to finance or refinance the construction of the Building. Tenant's failure to deliver such certificate in the time provided and within 10 days after notice to Tenant of its failure to do so (a) shall be conclusive upon Tenant: (1) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (2) that there are no uncured defaults in Landlord's performance and Tenant has no right to offset, counterclaim, defenses or deduction against Rent or Landlord hereunder; (3) that no more than one month's Rent has been paid in advance; and, (4) that Tenant may be declared in default of this Lease by Landlord and (b) shall entitle Landlord to collect from Tenant upon demand an amount equal to 24 months Base Rent as liquidated damages for its default, provided notice has been delivered to Tenant's president, general counsel, Vice President-Legal Affairs or to the registered agent in Colorado for Tenant. Additionally, upon Tenant's failure to deliver, Landlord may deliver any such certificate as Tenant's attorney in fact, Tenant hereby irrevocably appointing Landlord as its true and lawful attorney in fact for such purpose and all other purposes contemplated by this Lease, acknowledging Landlord's right of appointment which irrevocable appointment is coupled with an interest.

37.  [Deleted]

38.  AMENDMENT.
     ---------

     This Lease constitutes the entire agreement between the parties and shall not be amended or modified in any manner except in writing signed by both parties.

39.  WAIVER.
     ------

     No covenant or term of this Lease shall be waived except with the express written consent of the waiving party. Mere forbearance or indulgence in any regard, or failure to exercise any right in one or more instances, shall not be construed as a waiver of the right to strict performance of this Lease. No waiver by Landlord of any violation or breach of any of the

                                     -E-2-
terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of Rent or other payments hereunder after the occurrence of an Event of Default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. No attempted surrender of the Leased Premises, by Tenant's delivery to Landlord of the keys or otherwise, shall waive, limit or otherwise impair any right or remedy of Landlord unless Landlord agrees in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default.

40.  NOTICES.
     -------

     All notices required by this Lease shall be in writing, sealed in an envelope and delivered in person or mailed by U.S. Registered or Certified Mail, return receipt requested, postage prepaid to the addresses specified on the Basic Lease Term Sheet, or to such other addresses as either party desig nates by notice, as provided in this paragraph, to the other party, from time-to-time, or by courier. Notice shall be effective as of the date delivered in person; or, in the case of mailing by Registered or Certified Mail, shall be deemed effective three (3) calendar days after the date postmarked whichever is sooner.

41.  BINDING EFFECT; GENDER.
     ----------------------

     Subject to the limitations, restrictions, conditions and provisions in
Section 21, this Lease shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. As used herein, the singular shall be deemed to include the plural form, and the use of any gender shall be deemed to include all genders. The terms "Landlord" and "Tenant" shall include the officers, directors, partners, employees, agents, repre sentatives, invitees, contractors, subcontractors, investors, licensees and guests of the Landlord or Tenant, whichever is applicable whenever the context so permits. Verbs and pronouns in the singular number are uniformly used throughout this Lease regardless of gender, number or fact of incorporation of the parties hereto. All references to "days" shall mean calendar days unless business days are expressly specified.

42.  RIDERS AND ATTACHMENTS.
     ----------------------

     The written riders, exhibits, addendums or supplemental provisions, if any, attached or added hereto are incorporated herein and are made a part of this Lease by reference. The absence or omission of any exhibit, addendum or rider shall not affect the validity or enforceability of this Lease.

43.  SEVERABILITY.
     ------------

     The parties intend this Lease to be legally valid and enforceable in accordance with all of its terms to the fullest extent permitted by law. If any term hereof shall be finally held to be invalid or unenforceable, the parties agree that such term shall be stricken from this Lease, the same as if it never had been contained herein, and in lieu thereof, there shall be added as a part of this Lease a clause or provision as similar in terms to such invalid or unenforceable term as may be possible and still be valid and en forceable. Such invalidity or unenforceability shall not extend to or oth erwise affect any other term of this Lease, and the unaffected terms hereof shall remain in full force and effect to the fullest extent permitted by law, the same as if such stricken term never had been contained herein.

44.  TIME; DUTIES OF TENANT REQUIRE STRICT PERFORMANCE.
     -------------------------------------------------

     Time is of the essence hereof. The obligations and duties of Tenant required hereunder require the strict performance by Tenant and substantial performance shall not be deemed adequate.

45.  BROKER'S INDEMNIFICATION.
     ------------------------

     As part of the consideration for the granting of this Lease, Tenant represents and warrants to Landlord that no broker or agent negotiated or was instrumental in the negotiation or consummation of this Lease, except the Broker of Record and any Tenant's Broker specified in the Basic Lease Term Sheet. Tenant agrees to indemnify Landlord against any loss, expense,

                                     -E-2-
cost or liability incurred by Landlord as a result of a claim by any other broker or finder claiming through Tenant.

46.  RECORDING LEASE.
     ---------------

     Landlord and Tenant agree not to record this Lease or any memorandum other than the one signed by both parties on the same date as this Lease, or notice of it. In the event Tenant records this Lease or any other memorandum or notice of it, the same shall constitute an Event of Default by Tenant.

47.  ENTIRE AGREEMENT.
     ----------------

     This Lease and the Riders, Addendums and Exhibits attached, if any, form a part of this Lease together with the rules and regulations adopted and promulgated by Landlord in the manner provided herein and set forth all the covenants, promises, assurances, agreements, representations, conditions, warranties, statements, and understandings (the "Representations") between
                                                 ---------------
Landlord and Tenant concerning the Leased Premises and the Building, and there are no Representations, either oral or written, between Landlord and Tenant, other than those in this Lease. This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures, other representations and information conveyed, whether oral or in writing, between the parties or their respective representatives or any other person purporting to represent Landlord or Tenant. Tenant acknowledges that it has not been induced to enter into this Lease by any representations not set forth in this Lease, it has not relied on any representation not set forth in this Lease, no representations, other than those set forth in this Lease Agreement, shall be used in the interpretation or construction of this Lease, and Landlord shall have no liability for any consequences arising as a result of any representations not set forth in this Lease.

48.  [Deleted]
49.  EXECUTION OF LEASE, AUTHORIZATION OF PARTIES.
     --------------------------------------------

     Execution of this Lease by Tenant and submittal to Landlord for Land lord's execution shall be deemed an offer by Tenant to lease the Leased Prem ises subject to the terms and provisions of this Lease, which may be accepted by Landlord at Landlord's election. Subject to the provisions of the Section below entitled "LENDER APPROVAL," this Lease shall not be binding upon Landlord until
          ---------------
fully executed by Landlord, and a fully executed copy of this Lease is delivered to Tenant. Execution of this Lease by Tenant and Landlord shall constitute a personal representation and warranty of each such executing person that he is fully authorized to execute this Lease on behalf of his principal, and that this Lease is valid and binding upon Landlord or Tenant, respectively. Tenant agrees to deliver to Landlord such resolutions, authorizations and consents as may be requested by Landlord evidencing such authorization and the binding effect of this Lease upon Tenant.

50.  LENDER APPROVAL.
     ---------------

     If Landlord must obtain lender approval of this Lease, then the Lease shall not be effective unless and until such approval is received from such Lender by Landlord in writing. If such approval has not been obtained within one month after Tenant's execution hereof, this Lease shall, at the option of Landlord, be void and both parties shall be released from all obligations hereunder.

51.  CONSTRUCTION OF LEASE.
     ---------------------

     This Lease shall be construed according to the laws of the state in which the Leased Premises are located. All terms and provisions contained in this Lease have been freely negotiated by the parties in good faith after mutual discussion, and shall be interpreted and construed as having been drafted by and for the benefit of all parties. LANDLORD HAS ADVISED TENANT TO CONSULT WITH LEGAL COUNSEL REGARDING THE LEGAL EFFECT OF THIS LEASE. IF TENANT FAILS TO DO SO, TENANT ASSUMES ALL RISKS OF ANY LEGAL CONSEQUENCES ARISING PURSUANT TO THE TERMS OF THIS LEASE. EACH TERM AND EACH PROVISION HEREIN HAS BEEN SEPARATELY NEGOTIATED AND AGREED UPON BY BOTH PARTIES. Paragraph headings have been inserted for convenient reference only, and shall not limit, expand, or otherwise alter the provisions of this Lease.

52.  Addendum.
     --------

                                     -E-2-

     The Addendum attached to this Lease is a part of this Lease.

     THIS LEASE is executed as of the date first above written.

                             "LANDLORD"

                             __________________________________
                             a ________________________________


                        By:  __________________________________
                             Its: _____________________________
                             "TENANT"

                             __________________________________
                             a ________________________________


ATTEST:

_____________________   By:  __________________________________
                             Its:______________________________

                        TENANT NOTARIAL ACKNOWLEDGEMENT
                        -------------------------------



STATE OF COLORADO                  )
                          )   (S)
COUNTY OF _____________________________      )

     The foregoing instrument was acknowledged before me this ____ day of _________________, 199____, by _________________________________ as
________________________________________ of
_________________________________________________, a
________________________________________, on behalf of the
________________________________________________, as "Tenant."

     WITNESS my hand and official seal.

     My Commission expires:  ___________________________________.




                               ________________________________________________
                               Notary Public

                                     -E-2-

                                   EXHIBIT A
                                   ---------

                         Floor Plan of Leased Premises
                         -----------------------------

                                     -E-2-

                                   EXHIBIT B
                                   ---------

                         Legal Description of Building
                         -----------------------------

     Approximately 4.8 acres of land located near the southwest corner of DTC Boulevard and Belleview Ave. in Greenwood Village, Colorado in a part of the following described land:


A parcel of land in the Northeast quarter of Section 16, Township 5 South, Range 67 West of the 6th Principal Meridian, Greenwood Village, Arapahoe County, Colorado, more particularly described as follows:

Commencing at the Northwest corner of said Northeast quarter of Section 16; thence S 00 degrees 29 minutes 50 seconds W along the westerly line of said Northeast quarter a distance of 521.88 feet; thence S 89 degrees 30 minutes 10 seconds E perpendicular to said westerly line a distance of 45.00 feet to the point of beginning;
Thence continuing S 89 degrees 30 minutes 10 seconds E tangent with the following described curve, a distance of 291.30 feet; thence along the arc of a curve to the left having a central angle of 90 degrees 36 minutes 51 seconds, a radius of 224.00 feet, a chord bearing N 45 degrees 11 minutes 25 seconds E a distance of 318.48 feet and an arc distance of 354.26 feet; thence N 00 degrees 07 minutes 01 seconds W along a line perpendicular to the northerly line of said Northeast quarter of Section 16 and tangent with the last described curve a distance of 251.46 feet;
Thence N 89 degrees 52 minutes 59 seconds E along the southerly deed line of East Belleview Avenue parallel with and 50.00 feet southerly of said northerly line of the Northeast quarter of Section 16 tangent with the following described curve, a distance of 675.83 feet;
Thence along the arc of a curve to the right having a central angle of 59 degrees 43 minutes 47 seconds, a radius of 70.00 feet, a chord bearing S 60 degrees 15 minutes 08 seconds E a distance of 69.71 feet and an arc distance of
72.97 feet; thence S 00 degrees 36 minutes 55 seconds W along the westerly deed line of former South Wabash Street also known as South Tamarac Parkway and DTC Boulevard and the east line of Block 3, a Subdivision of Section 16 non-tangent with the last described curve, a distance of 915.94 a feet;
Thence S 89 degrees 53 minutes 15 seconds W along the northerly line of a Resubdivision of Block 6, Denver Technological Center, Filing No. 2, recorded in Book 25 Page 94 of the Arapahoe County records, a distance of 1247.39 feet; Thence N 00 degrees 29 minutes 50 seconds E along the easterly deed line of South Ulster Street parallel with and 45.00 feet easterly of said westerly line of the Northeast quarter of Section 16 a distance of 478.18 feet to the point of beginning.

The exact location of the land on which the Building is located will be determined by a metes and bounds description to be substituted for this Exhibit B upon availability.

                                     -E-2-

                                   EXHIBIT C
                                   ---------

                                Work Agreement
                                --------------

                              [LANDLORD VERSION]


LANDLORD:     TCD NORTH, INC.               Tenant:     COMMNET CELLULR,INC.
           -----------------------                   --------------------------

     Landlord to induce Tenant, and Tenant to induce Landlord to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this Work Agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

1.   Definitions.  The terms defined in this paragraph, for purposes of this
     -----------
Work Agreement, shall have the meanings herein specified, and, in addition to the terms defined herein, terms defined in the Lease shall, for purposes of this Work Agreement, have the meanings therein specified.

     1A.  "Tenant Improvement Allowance" means $20.00 for each square foot of
          ----------------------------
Rentable Area of the Premises, subject to 4.1(d) below.

     1.   "Building Standard" means the quality of materials, finishing and
     -     -----------------
workmanship specified in writing by Landlord for the Building.

     2.   "Landlord's Architect" means such person or firm as is reasonably
     -     --------------------
designated by Landlord.

     3.   "Landlord's Contractor" means such person or firm as is reasonably
     -     ---------------------
designated by Landlord.

     4.   "Tenant Improvements" shall have the same meaning as specified in the
     -     -------------------
Lease, and shall be as shown on the plan prepared by Kenny Architects dated June 22, 1995, as revised no later than August 15, 1995 by mutual agreement.

2.   Completion of Leased Premises.
     -----------------------------

     1. (a)   Tenant shall meet with Landlord's representative on or before
     -
August 18, 1995 to finalize layout drawings for the Leased Premises sufficiently complete to permit Landlord to prepare and complete structural, mechanical and electrical drawings for the portion of the Tenant Improvements to be constructed by Landlord. Such final layout drawings shall include: (i) partition layout and door location; (ii) electrical outlet locations; (iii) Tenant's telephone systems location of outlets; and (iv) light switches. Based upon such Tenant approved drawings with Tenant's requirements indicated thereon, Landlord shall direct its engineers to prepare mechanical, electrical and structural drawings incorporating such data.

     (b) On or before September 21, 1995, Landlord's designer shall complete and finalize the architectural drawings which are to be coordinated with the structural, mechanical and electrical drawings prepared by Landlord's engi neers pursuant to the previous paragraph. The architectural drawings shall include:
(i) a work schedule; and (ii) special blocking requirements for those walls and/or partitions which will be required to support special weight loads as a result of Tenant's contemplated design, furniture location and similar matters. All costs for the initial development of the architectural, mechanical, electrical, and structural drawings shall be included as part of the cost of the Tenant Improvements. Upon completion of the drawings by Landlord's engineers and Landlord's designer, the drawings shall be promptly reviewed by Tenant. In the event Tenant desires to make any changes in these drawings, Landlord must approve the changes and Tenant must pay all costs associated with the changes. Landlord shall have no obligation to commence any work in the Leased Premises until Tenant shall have approved the drawings by affixing its signature to each sheet of the drawings. Such signed drawings shall be referred to herein as the "Working Drawings."
 ----------------

     (c) Landlord's contractor shall perform all work in, on, and about the Leased Premises in accordance with Building Standard, unless otherwise agreed to in writing by Landlord and Tenant. The cost of Tenant Improvements to be made by Landlard which exceed the Tenant Improvement Allowance (including non-standard architectural, structural, mechanical, fire protection, telephone system and electrical work), shall be at Tenant's expense. Tenant

                                     -E-2-
shall, unless waived by Landlord, deposit 50% of the estimated cost of all such Tenant Improvements to be constructed by Landlord which exceed the Tenant Improvement Allowance (as it may be increased under (d) below and of all other Tenant Improvements which Tenant is to pay the cost of, with Landlord prior to commencement of such work, and Tenant shall pay the actual cost thereof within ten days after receipt of billing from Landlord. Such billing may be made periodically as the work is completed. Unless otherwise agreed to in writing by Landlord and Tenant, all work involved in the completion of Tenant Improve ments shall be carried out by Landlord's Contractor under the sole direction of Landlord. Tenant and Landlord shall cooperate with each other and with Landlord's Contractor to promote the efficient and expeditious completion of such work.

     (d) If Tenant requires an increase in the Tenant Improvement Allowance, it shall give notice to Landlord by October 6, 1995. In that event, Landlord agrees to increase it by the amount requested by Tenant, up to a maximum of $5.00 for each square foot of Rentable Area of the Premises. This increased amount shall be repaid to Landlord by Tenant in monthly amortized installments at the rate of 11% per annum over the first five years of the Lease Term, by adding that amount to the monthly Base Rent. For example, if the Tenant Improvement Allowance were increased by $5.00 for 60,000 square feet of Rentable Area, the monthly Base Rent for five years would be increased by $1.30 for each square foot of Rentable Area.
     2.   Changes to the approved Working Drawings may be made only by written
     -
direction to Landlord on a form approved by Landlord, which direction must be signed by an authorized representative of Tenant. Landlord may require, as a condition to any change, that Tenant deposit with Landlord, as a condition to Landlord's consent to such change, all costs which Landlord estimates Landlord will incur by virtue of such change, including, but not limited to, the costs of design, labor, materials, supplies, architectural services, engineering, estimating, printing, and incidental expenses, and any additional costs incurred by Landlord as a result of such change, shall be paid for in full by Tenant upon billing by Landlord.

     3.   Only with Landlord's express written permission shall Tenant ever
     -
alter or modify or in any manner disturb:

(a) Any system or installation of the Building, including, but not limited to, Central (as defined below) plumbing system, Central electrical system, Central heating, ventilating and air conditioning systems, Central fire protection and fire alert systems, Central building maintenance systems, Central structural systems, elevators, and anything located within the Central core of the Building; or

     (b) Any Branch (as defined below) of any system or installation of the Building which is located within the Leased Premises, including, but not limited to, Branch electrical system, Branch heating, ventilating and air conditioning system, and Branch fire protection and alert system.

For the purposes of this Section 2.3, "Central" shall be defined as that portion
                                       -------
of any Building system or component which is within the core and/or common to and/or serves or exists for the benefit of other tenants in the Building, and

"Branch" shall be defined as that portion of any Building system or component
 ------
which serves to connect or extend Central systems into the Leased Premises.

4.   Commencement of Rent.  Tenant's obligation for the payment of Rent due
     --------------------
under the Lease shall commence on the Lease Commencement Date. No abatement of Rent shall occur pursuant to paragraph 3 of the Lease if the delay in issuance of a certificate of occupancy for the Leased Premises is due to:

     (a) Tenant's failure to furnish promptly information concerning Tenant's requirements for finishing the Leased Premises or constructing Tenant Improvements;

     (b) Tenant's failure to promptly meet with Landlord's representative as required by Section 2.1(a), or to promptly approve the Working Drawings, as required by paragraph (b) of Section 2.01 of this Work Agreement;

     (c)  Tenant's changes in any of the Working Drawings as finally approved;

     (d)  Tenant's request for Tenant Upgrades and related work; or

     (e)  any unauthorized act or omission by Tenant or its agents.

                                     -E-2-

1.Miscellaneous Provisions.
  ------------------------

     1.  For purposes of this Work Agreement, whenever Landlord's consent or
     -
approval is required, such consent or approval shall not be unreasonably withheld.

     2.  Anything in the Lease to the contrary notwithstanding, notices and
     -
other items to be delivered pursuant to this Work Agreement shall be effective upon receipt of same by the party to whom such notice or item is directed.

     3.  Should any provision of the Lease be in conflict with this Work
     -
Agreement, the terms of this Work Agreement shall control.

     If the foregoing correctly sets forth our understanding, kindly acknowledge your approval in the space provided below for that purpose.


                             "LANDLORD"

                             ___________________________________
                             a _________________________________



                        By:  ___________________________________
                             Its: ______________________________


                             "TENANT"

                             ___________________________________
                             a _________________________________


ATTEST:


____________________    By:  ___________________________________
                             Its: ______________________________

                                     -E-2-

                                   EXHIBIT D
                                   ---------

                             Rules and Regulations
                             ---------------------

     1. The sidewalks, entrances, halls, corridors, elevators and stairways of the Building shall be kept clear of debris and shall not be obstructed or used for smoking, storage, or as a waiting or lounging place by Tenant, or its agents, servants, employees, invitees, licenses and visitors.

     2. Landlord reserves the right to refuse admittance to the Building at any time other than between the hours of 7:00 a.m. and 6:00 p.m. Monday through Friday, and 7:00 a.m. to 12:00 noon on Saturday, to any person not producing both a key to the Leased Premises and/or a pass issued by Landlord. In case of invasion, riot, public excitement or other commotion, Landlord also reserves the right to prevent access to the Building during the continuance of same. Landlord shall in no case be liable for damages for the admission or exclusion of any person to or from the Building.

     3. Landlord will furnish each Tenant with two keys to each door lock in the Leased Premises, and Landlord may make a reasonable charge for any additional keys requested by Tenant. Tenant shall not alter any lock, or install new or additional locks or bolts, or any door without the prior written consent of Landlord. If a lock alteration or installation is made, the new lock must accept the master key for the Building or Tenant must provide Landlord with duplicate pass keys for all such locks and bolts. Each Tenant, upon the expiration or termination of its tenancy, shall deliver to Landlord all keys in any such Tenant's possession for all locks and bolts in the Building.

     4. In order that the Building may be kept in a state of cleanliness, each Tenant shall during the term of each respective Lease, permit Landlord's employees (or Landlord's agent's employees) to take care of and clean the Leased Premises. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness of the Leased Premises. Tenant will see that (a) the windows are closed, (b) the doors securely locked, and (c) all water faucets and other utilities are shut off (so as to prevent waste or damage), each day before leaving the Leased Premises. In the event Tenant must dispose of crates, boxes, or similar large items of refuse which will not fit into office waste paper baskets, it will be the responsibility of Tenant to dispose of same. In no event shall Tenant set such items in the public hallways or other areas of the Building or garage facility, excepting Tenant's own Leased Premises, for disposal.

     5. Landlord reserves the right to prescribe the date, time, method and conditions that any personal property, equipment, trade fixtures, merchandise and other similar items shall be delivered to or removed from the Building. No iron safe or other heavy or bulky object shall be delivered to or removed from the Building, except upon prior, written approval of Landlord, and by experienced safe men, movers or riggers approved in writing by Landlord. Tenant shall pay all cost and expense incurred necessary to determine and/or review if the structural integrity and load capacity limitations of the Leased Premises are sufficient to accommodate such heavy, bulky objects. All damage done to the Building by the delivery or removal of such items, or by reason of their presence in the Building, shall be paid to Landlord, immediately upon demand, by Tenant by, through or under whom such damage was done. There shall not be used in any space, or in the public halls of the Building, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand-trucks, except those equipped with rubber tires.

     6. The walls, partitions, skylights, windows, doors and transoms that reflect or admit light into passageways or into any other part of the Building shall not be covered or obstructed by any Tenant in any manner whatsoever, and shall all be subject to the sole discretionary desires of Landlord.

     7. The toilet-rooms, toilets, urinals, wash bowls and water apparatus shall not be used for any purpose other than for those for which they were constructed or installed, and no sweeping, rubbish, chemicals, or other unsuitable substances shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from violations of this rule by Tenant or by Tenant's agent, servants, employees, invitees, licensees or visitors, shall be borne by Tenant.

                                     -E-2-

     8. No sign, name, placard, advertisement, or notice visible from the exterior of any Leased Premises, shall be inscribed, painted or affixed by any Tenant on any part of the Building or Project without the prior written approval of Landlord. A directory containing the names of all Tenants of the Building shall be provided by Landlord at an appropriate place on the first floor of the Building.

     9. No signaling, telegraphic, or telephonic instruments or devices, or other wires, instruments or devices, shall be installed in connection with any Leased Premises without the prior written approval of Landlord. Such installations, and the boring or cutting for wires, shall be made at the sole cost and expense of Tenant and under the control and direction of Landlord, other than phone outlets normally provided by Landlord as part of the Lease. Landlord retains in all cases the right to require (a) the installation and use of such electrical protecting devices that prevent the transmission of excessive currents and electricity into or through the Building, (b) the changing of wires and of their installation and arrangement underground or otherwise as Landlord may direct, and (c) compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by Tenant must be clearly tagged at the distribution boards and junction boxes and elsewhere in the Building, with the number of the Leases Premises to which said wires lead, the purpose for which said wires are used, and the name of the company operating same.

     10. Tenant, its agents, servants, employees, shall not (a) go upon the roof of the Building, (b) use any additional method of heating or air conditioning the Leased Premises, (c) sweep or throw any dirt or other substance from the Leased Premises into any of the halls, corridors, elevators, or stairways of the Building, (d) bring in or keep in or about the Leased Premises any vehicles or animals of any kind, (e) install any radio or television antennae or any other devise or item on the roof, exterior walls, windows or window sills of the Building, (f) place objects against glass partitions, doors or windows which would be unsightly from the interior or exterior of the Building, (g) place any object, fixture or personal property on the Leased Premises which would exceed the load capacity of the floor of the Leased Premises (including, without limitation, the placement of any bookshelving more than 5 foot in height), or (h) use any portion of the Leased Premises: (i) for the storage of merchandise for sale to the general public, (ii) for lodging or sleeping, (iii) for cooking (except that the use by any Tenant of Underwriter's Laboratory listed equipment for brewing coffee, tea and similar beverages or the use of by Tenant of a similarly approved microwave oven shall be permitted, provided that such use is in compliance with law), or (iv) for the selling or display of any goods, items or merchandise, either at wholesale or retail. Tenant shall not use any electrical circuit servicing the Leased Premises beyond the rated capacity of such circuit and, if Landlord determines that any circuit is being overloaded, Tenant shall reconnect its electrical devices in a manner determined and/or approved by Landlord as necessary or convenient to rectify all overloading situations. Tenant, its agents, servants and employees, invitees, licensees, or visitors shall not permit the operation of any musical or sound producing instruments or device which may be heard outside the Leased Premises, Building or garage facility, or which may emit electrical waves which will impair radio or television broadcast or reception from or into the Building.

11. Tenant shall not store or use in any Leased Premises any (a) ether, naphtha, phosphorous, benzol, gasoline, benzine, petroleum, crude or refined earth or coal oils, flashlight power, kerosene or camphene, (b) any other flammable, combustible, explosive or illuminating fluid, gas or material of any kind, or (c) any other fluid, gas or material of any kind having an offensive odor.

12. No canvassing, soliciting, distribution of hand bills or other written material, or peddling shall be permitted in the Building, and tenant shall cooperate with Landlord in prevention and elimination of same.

13. Tenant shall give Landlord prompt notice of all accidents to, or defects in, air conditioning equipment, plumbing, electrical facilities, or any part or appurtenances of the Leased Premises.

14. If the Leased Premises demised to Tenant becomes infested with vermin, Tenant, at its sole cost and expense, shall cause the Leased Premises to be exterminated from time-to-time to the satisfaction of Landlord and shall employ such exterminators as shall be approved by Landlord.

15. The landscaped grounds adjacent to the Building shall be used for the enjoyment of Tenant, its agents, servants and employees, without restriction so long as such parties conduct

                                     -E-2-
themselves in a manner so as not to disturb, destroy, or litter said grounds. All parties using the grounds shall comply with laws, ordinances, and rules and regulations of federal, state and local authorities.

16. Landlord reserves the right to allocate specific parking spaces among Tenant and other tenants, police the parking areas, and have vehicles towed at the owner's expense. If Ten ant, its employees, contractors or invitees are deemed by Landlord to be contributing to overcrowding of the parking areas, Landlord shall be entitled to charge that portion of the cost thereof to Tenant which Landlord reasonably determines to be caused by the failure of Tenant, its employees, contractors, agents and invitees to use the parking in compliance with the Lease and these Rules and Regulations. Landlord may, at its own discretion, change the location and nature of the reserved and non-reserved parking spaces available to Tenant, if any, its employees and invitees, provided that after such change, there shall be available to Tenant and its employees and invitees approximately the same number of spaces as available before the change, which spaces shall be approximately located to the Building.

17. Landlord reserves the right to make reasonable amendments, modifications, and additions to the rules and regulations heretofore set forth, and to make additional reasonable rules and regulations, as in Landlord's sole judgment may from time-to-time be needed for the safety, care, cleanliness and preservation of good order of the Building.

                                     -E-2-

                                   EXHIBIT E
                                   ---------

                                ESTOPPEL LETTER
                                ---------------

                          ___________________________
                                     (Date)


_____________________________                     ______________________________

_____________________________                     ______________________________

_____________________________                     ______________________________
       (Landlord)                                     (Lender or Other Party)

Re:  Lease dated  ________________
between ______________________________________________________
       (Landlord) and ________________________(Tenant)
Premises:_______________________________________________________________________
    Consisting of approximately _________rentable square feet and the right to use __________ parking spaces
Commencement Date: ____________  Expiration Date:_______________________________
   Renewal Options: ___________ options of ______ years each Current Monthly Base Rent (excluding expense reimbursements and other additional rent):  $_________________
Security Deposit:  $______________________________________________
Date Rental PaymentsCommenced:_________________________________________________
Monthly Base Rent Paid Through:________________________________________________
Guarantor:_____________________________________________________________________

Gentlemen:

         We are the Tenant under the lease described above (the "Lease"). The terms referred to above are incorporated into this letter. We understand that the property of which the Premises is a part is being mortgaged and that the Lease is being collaterally assigned to the Lender by the Landlord, as part of the security for the financing of certain property which includes the Premises. We give you this certificate so that you rely on it as conclusive evidence of the matters stated below.

Part A.   Tenant warrants and represents as follows:
-------

          1. We are the Tenant of the Premises, and are in sole possession of and are occupying the Premises. Tenant has not subleased all or any part of the Premises or assigned the Lease or any of its rights under the Lease, or otherwise transferred its interest in all or any part of the Lease or the Premises, nor has Tenant received any notice of a prior assignment, transfer, hypothecation or pledge of the Lease or of any rent under the Lease.

          2. The attached Lease is a correct and complete copy of the Lease, is currently in effect and constitutes the entire agreement between Landlord and Tenant. There are no other agreements, written or oral, between Landlord (or its predecessor) and Tenant with respect to the Lease, the Premises or the building in which it is located. The Lease has not been assigned, amended, supplemented, or changed in any respect, either in writing or orally, except_________________
________________________________________________________.

          3. The Commencement Date and Expiration Date of the term of the Lease are correctly stated above. Tenant has no options or rights, and has not exercised any options or rights, to cancel, terminate, renew, extend, amend, modify, or change the term of the Lease, except________________________________.
__________________________________________________.

          4. The current Monthly Base Rent is correctly stated above. Monthly Base Rent, all additional rent and other amounts now due under the Lease have been paid through the date stated above. The total monthly rent (Monthly Base Rent and additional rent) Tenant is now paying under the Lease is $_______. The base year for determining Tenant's share of operating expenses and real estate taxes payable under the Lease is ___________. No rent or other obligations have been prepaid. Tenant has not been given or promised and is not entitled to

                                     -E-2-
any free rent, partial rent, rebates, rental abatements, concessions, allowances, improvements, or other benefits of any kind, except as expressly provided in the attached Lease.

          5. Tenant has deposited the Security Deposit stated above with Landlord and none of the Security Deposit has been aplied by Landlord to the payment of rent or any other amounts due under the lease, and Tenant has received no notice (and is aware of no right) of Landlord's intent or right to do so.

          6. Any construction, build-out, improvements, alterations, or additions to the Premises required under the Lease have been fully completed in accordance with the Lease or otherwise, the existing parking facilities meet the Lease requirements, and Tenant has accepted the Premises as being in complete conformity with the Lease.

          7. Tenant is not now in default under the Lease and no event or circumstance has occurred or exists under which Tenant may be in default upon service of notice or passage of time. Landlord has fully performed all of its obligations under the Lease and is not in default under any term of the Lease. In addition, no event or circumstance has occurred or exists under which Landlord may be deemed in default upon service of notice or passage of time. No event or condition has occurred, which with the passage of time (after notice, if any, required by the Lease), would give rise to any right or option of Tenant to terminate the Lease, move from the Premises or discontinue the operation of its business from the Premises.



          8. Tenant has no claims, defenses, set-offs, or counterclaims against Landlord or with respect to the payment of any rent or other sums or to the performance of any of its obligations under the Lease, and Tenant has no claims or defenses to the enforcement of the Lease by the Landlord.

          9. Tenant has not been granted and has not exercised any options or rights of expansion, purchase, or first refusal concerning the Lease or the Premises or any other space in the building of which the Premises is a part, except _____________________________________.

          10. Landlord has not given any consent to Tenant (for example, consent to sublease or alter the Premises) that is required under the Lease before the taking of any action by Tenant, except_______________________________
___________________________________.

          11. Tenant has no knowledge of past or present use or occupancy of the Premises involving the handling, manufacturing, treatment, use, transportation, spillage, leakage, dumping, discharge or disposal of hazardous substances, materials or any waste regulated under local state or federal law.

          12. Tenant has not filed, does not contemplate filing and is not the subject of any filing for bankruptcy or reorganization under any federal bankruptcy laws or state insolvency laws.

Part B.  (Where Letter is Addressed to a Lender)  In consideration for the
-------
covenants and agreements stated below and for other valuable consideration:

          1. Tenant's interest in the Lease and all of Tenant's rights under it are and shall be subject and subordinate to the mortgage. The term "Mortgage", as used herein, includes the mortgage and security interests referred to above and any and all amendments, supplements, modifications, renewals, extensions or replacements of or to the Mortgage.

          2. Lender agrees that the rights of Tenant under the Lease shall remain in full force and effect and its possession of the Premises under the Lease shall not be disturbed by Lender during the term of the Lease and during any renewal or extension of it made in accordance with its terms, provided and as long as Tenant performs and continues to perform all of the covenants, conditions, agreements and obligations that are to be performed by Tenant under the Lease.

          3. After receipt by Tenant of notice from Lender of completion of a foreclosure under the Mortgage or that Lender has received a conveyance of the Premises in lieu of foreclosure, Tenant shall attorn to and recognize Lender, its successors and assigns, or any

                                     -E-2-
purchaser at the foreclosure sale, as its substitute Landlord under the Lease. Upon request by either Landlord, Tenant or Lender, the other(s) shall execute and deliver appropriate agreements of attornment and recognition; however, this letter shall be self-operative and no such separate agreement shall be required to effectuate this attornment and recognition. Any such attornment and recognition of a substitute Landlord shall be upon all of the terms, covenants, conditions and agreements as set forth in the Lease, except as amended hereby.

          4. Tenant agrees that the granting of the security interest referred to above to Lender does not impair or diminish any of the Landlord's or Tenant's obligations under the Lease nor impose any of the Landlord's obligations on the Lender. Tenant agrees to give Lender written notice of any default or alleged default by Landlord, at the address stated above for the Lender, Tenant further agrees not to invoke any of its remedies under the Lease during the period that the Lender is proceeding to cure a default, with due diligence, or is taking steps with due dilligence to obtain the legal right to foreclose or enter the Premises.

          5. Should the Lender or any other person, party or entity become the owner of the premises ("New Owner") as a result of a foreclosure sale under the Mortgage or a conveyance in lieu of foreclosure, Tenant shall have no claim against the New Owner resulting from, and the New Owner shall not be liable for, any act, omission and/or breach of a Lease by any prior or subsequent Landlord under the Lease, including but not limited to the Landlord named above; the rights of the New Owner in and to the Premises and in, to and under the Lease shall not be subject to any claim or right of set-off or defense which Tenant may have against any prior Landlord under the Lease, including but not limited to the Landlord named above. Upon any sale or other transfer by a New Owner of its interest in the Premises after acquiring title to it, the New Owner shall thereupon automatically be released and discharged from all liability thereafter occurring under the Lease.

          6. Tenant shall not prepay any of the rent or income due from it under the Lease for more than one month in advance, except with the written consent of Lender.

          7. The Lease may be amended or altered only with the written consent of Lender.

          8. Tenant shall not consent to the Lease becoming subordinate to the lien of any mortgage or security instrument, other than the Mortgage.

          9. Tenant acknowledges that Lender will rely upon this letter in making the loan referred to in this letter.

Part C.
-------

          1. Tenant shall not dispose of, generate, store, treat or release, or permit the disposal, generation, storage, treatment or release of, any hazardous or toxic waste, material or substance, as defined in any federal, state or other environmental, health or safety law or regulation or on, in, above or under the land on which the Premises is located.

          2. Landlord (insert other addresses) shall be entitled to specific performance of the convenants, agreements and rights contained in this letter. All remedies at law or in equity, including the right to specific performance, shall be cumulative.


          3. Tenant has no right, title or interest in the Premises or in the building in or land on which it is located (except as Tenant under the Lease) evidenced by option, contract, agreement or deed, or otherwise for the purchase of, or affecting, all or any part of the Premises or in or to such building or land, whether by verbal understanding or by recorded or unrecorded instrument.

          4. Tenant represents and warrants that the person signing this letter on behalf of Tenant is a duly authorized agent of the Tenant and that the representatives, warranties and statements made in this letter are binding on Tenant. This letter is binding upon and insures to the benefit of Landlord, Tenant and Lender (if applicable) (add other addresses) and their respective heirs, executors, administrators, personal representatives, successors and assigns.

          5. This letter is governed by and is to be construed and interpreted in accordance with the laws of the State of Colorado. This letter cannot be amended or modified in any

                                     -E-2-
manner other than by agreement in writing signed by Landlord, Tenant and Lender (if applicable).

          6. The address for notices to Tenant under the Lease is correctly set forth in the Lease.

[NOTE:  Appropriate changes will be made to this form of letter where the
 ----
addressee is someone other than a lender.]


      Signed this: ________________________, 19__





                                      __________________________________________

                                      __________________________________________
                                                         Tenant


                                      By:_______________________________________

                                            Title:______________________________

                                     -E-2-

                                   EXHIBIT F
                                   ---------

                           Lease Commencement Rider
                           ------------------------


     LANDLORD: ______________________________________________________

               ______________________________________________________

               ______________________________________________________



     TENANT:   ______________________________________________________

               ______________________________________________________

               ______________________________________________________


     This Lease Commencement Rider is made by Landlord and Tenant pursuant to that certain Office Lease (the "Lease") entered into as of ________, 199____,
                                -----
for the Leased Premises known as Suite ____, in the Building known as ________ (the "Premises"). This Rider constitutes a supplementary addendum to
               --------
the Lease as contemplated by Article 3 of the Lease.

     1.  Lease Commencement Date.  Landlord and Tenant acknowledge and agree
         -----------------------
that the Lease Commencement Date, as contemplated by Article 3 of the Lease, is ____________________________, 199____. Rent as contemplated by the Lease begins accruing to Landlord's benefit as of such Lease Commencement Date. All covenants in the Lease contemplated to begin on the Lease Commencement Date shall commence as of that date pursuant to the Lease.

     2.  Acceptance of Premises.  Tenant has inspected and examined the Leased
         ----------------------
Premises, and Tenant finds the Premises acceptable and satisfactory in all respects in their current, "as is" condition, except only the "Punchlist Items"
                                                               ---------------
listed below. Any work to be completed by Landlord, as contemplated by the Lease and the Work Agreement attached as Exhibit C to the Lease, has been fully completed and fulfilled. The following Punchlist Items constitute all matters which Tenant does not find fully and completely acceptable, and as to which Tenant desires Landlord to perform corrective work:

          Punchlist Items:
          ---------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                     -F-1-

     3.  Incorporation in Lease.  This Rider is incorporated into the Lease, and
         ----------------------
forms a supplementary and integral part thereof. This Rider shall be construed and interpreted in accordance with all other terms and provisions of the Lease for all purposes.

TENANT:                              LANDLORD:

____________________                 _____________________________________

By:__________________________        By:__________________________________
                                     Its:  Agent

                                     -F-1-

                   Addendum to Office Lease (Crescent VIII)
                     Between TCD North, Inc. as Landlord,
                     and CommNet Cellular Inc., as Tenant

3. Unless and to the extent caused by Tenant, if the Premises is not Ready for Occupancy on January 15, 1996, Landlord agrees to pay (or reimburse Tenant for) the holdover rent owed by Tenant at 5990 Greenwood Plaza Boulevard until the Premises are Ready for Occupancy. Tenant agrees to make a reasonable effort to obtain a reduced holdover rent, but there shall be no penalty or default if it fails to do so. Any days of rent so paid by Landlord shall be credited to and shall reduce the days of free Rent provided to Tenant under Part I of this Lease.

6B(1). Building Operating Costs shall not include any cost to the extent reimbursed to Landlord by insurance.

6D. Notwithstanding the foregoing, Landlord agrees to give Tenant one notice during each calendar year of nonreceipt of Rent before the late charge(s) shall be imposed, and in that one event the late charges shall be imposed if the Rent is not received by Landlord within 5 days and 10 days after that notice is given. Notice given under Section 29A(1) shall constitute notice under this paragraph.

7B. Tenant will locate its customer service department on the second floor of the Building and will require and Landlord shall provide 24 hour, 7 days a week HVAC and electrical service to that space and to its computer room ("Computer Room") on the third floor. It is anticipated that these areas will have a separate meter. Tenant shall pay each month without any markup by Landlord either to Landlord or directly to the utility company (at Landlord's election) the cost of these services which are provided outside the Building hours referred to in Section 7A.

9A. Provided, however, that except in the event of an emergency (in which event Landlord agrees, when possible, to call the internal security telephone number provided by Tenant), landlord shall not enter the Computer Room without prior notice to Tenant and allowing Tenant to have an employee or representative present during the time Landlord is in the Computer Room.

16A. Restoration; Termination of Lease.  If the Leased Premises or the Building
     ---------------------------------
are destroyed or damaged (collectively called "Damage") by fire, earthquake or other casualty then subject to the next sentence landlord shall elect and give notice to Tenant within 45 days after such occurrence, to rebuild and restore the Leased Premises or such portion as may be destroyed or damaged, or not to rebuild and restore the Building and Leased Premises.
If the Damage renders 40% or more of the Rentable Area of the Premises untenantable and if the Premises can be rebuilt and restored within 90 days from the date that the rebuilding and restoration begins, then, unless landlord elects to terminate as provided herein, this Lease shall remain in effect with an abatement of Rent as provided herein; otherwise Tenant shall have the option to terminate this Lease as to that portion of the Premises which cannot be so rebuilt and restored by giving notice to Landlord within 30 days after the occurrence of the Damage. If Landlord elects to rebuild and restore any portion of the Building or Leased Premises which may be destroyed or damaged, it shall complete the repairs and restoration within 120 days after (a) if less than 40% of the Rentable Area of the Premises is untenantable, the date the notice is given, and (b) if 40% or more of the Rentable Area of the Premises is untenantable, the date the work begins, which shall be within a reasonable time after the occurrence of the Damage. If Landlord elects to rebuild and restore as provided herein (subject to Tenant's right to terminate as provided above), then during the period of rebuilding and restoration this Lease shall remain in full force and effect, but Rent shall be abated in proportion to which the Leased Premises are untenantable. Subject to Tenant's right to terminate above, if Landlord elects not to rebuild and restore, Landlord shall notify Tenant within 45 days after the occurrence of such Damage and in that event, this Lease shall be deemed to have been terminated on the date of occurrence of such Damage.

18H(5).  Other Tenants in the Building.  Landlord agrees to include provisions
         -----------------------------
similar to or more restrictive on the tenants than this Section 18 in other leases in the Building which are entered into prior to or during the Lease Term.

21A. Assignment by Tenant.  Provided Tenant is not then in default under this
     --------------------
Lease, Tenant shall have the right with Landlord's prior written consent, not to be unreasonably withheld,

                                     -F-1-
to assign this Lease (1) to an entity which is and continues either to control Tenant, to be controlled by Tenant, or to be under the control of another entity which controls both Tenant and the assignee (control and controlled meaning the ownership of at lease 50% of the voting stock or voting interest in Tenant, in that entity or in both Tenant and that entity, whichever is applicable), and (2) provided the controlling entity's most current financial statements are equal to or better than the most current financial statements of Tenant, copies of which shall be provided to Landlord. In the event of such an assignment. Tenant shall deliver a true and correct copy of the assignment to Landlord within five days after it is signed, and under which the assignee agrees to assume all of Tenant's obligations and agreements under this Lease and agrees to be bound by all of the terms and provisions of this Lease.

24.  Sign.  Tenant shall have the right to one monument sign to be located at
     ----
the Building's entrance in accordance with the Denver Technological Center Architectural Control Committee regulations. The location, size, design, and type of signage is subject to Landlord's sole approval. Tenant shall be responsible for all costs associated with the sign, including design, fabrication, installation, permitting, maintenance and removal as appropriate. In the event Tenant subleases and/or vacates 50% or more of the Rentable area of the Premises or is in default under this Lease, all signage rights may be terminated by Landlord without affecting Tenant's obligation under this Lease.

26D. Unavoidable Delay by Tenant shall not include or apply to the payment of Rent or other monetary obligations of Tenant, but with respect to other Unavoidable Delay by Tenant, its obligations under this Lease shall be subject to and extended by Unavoidable Delay as long as Tenant exercises reasonable diligence to effect performance of its obligations when and as soon possible.


29B(i)  Mitigation.  Notwithstanding anything to the contrary contained
        ----------
elsewhere in this Section 29B, Landlord shall use reasonable efforts to relet the Premises so as to mitigate its damages pursuant to this Section 29B(1) (b), provided, however, that so long as Landlord uses such reasonable efforts Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any Rent due upon such reletting; and Landlord shall not be required to spend its own funds, to give priority (or even equal opportunity) to the Premises over other facilities owned by Landlord or its affiliates or other space available for rent in the Building or to compromise in any way the terms, uses or credit worthiness of a tenant upon or to which it would customarily lease space such as the Premises; and Landlord shall be entitled, in its sole discretion, to seek a single tenant for the entire Premises, even though it may take a substantially longer period to obtain such a tenant and its efforts may be unsuccessful; and this requirement shall not affect in any way Tenant's obligation to obtain Landlord's consent under Section 21.

52.  Option to Expand
     ----------------

    A.  The DTC Space.  Tenant shall have the option to lease the Denver
        -------------
Technological Center's space in the Building, consisting of approximately 13,000 square feet located on the first floor (the "DTC Space"), for a term to begin at any time after the second year of the Lease Term and ending at the end of the Lease Term (subject to Section 54), provided (1) Tenant gives Landlord at least 12 months prior notice of its election to exercise this option, (2) at least four years remain (and will remain on the effective date of the amendment to this Lease to include the DTC Space), and (3) Tenant is not in default under this Lease on the date it exercises this option or on the date its lease of the DTC Space is to take effect. Time is of the essence. The lease of the DTC Space shall be "as is" (except that DTC shall have the right to remove its furniture, furnishings, equipment and build-in shelving, kitchen, desks and other improvements) and without any allowance for tenant improvements, and shall be at the Fair Rental Value Base Rent (with a Base year or Expense Stop for the most current year) as determined in this Addendum 54 (Renewal Option).

    B.  Other Space in the Building.  If at any time when there are (and will be
        ---------------------------
from the effective date of the amendment to include the Other Space) at least four years remaining on the Lease Term, any other office space in the Building becomes available for lease (the "Other Expansion Space"), Landlord shall notify Tenant of the size and location of the space and the rental rate for that space (which shall be the then market rate for the remainder of this Lease Term for similar space in the Building or in comparable buildings in the Denver Technological Center and its vicinity as determined in good faith by Landlord) and other terms

                                     -F-1-
on which Landlord wants to lease the Other Expansion Space (the "Other Expansion Space Terms"). Tenant shall have the option to lease the Other Expansion Space on the Other Expansion Space Terms by delivering to Landlord notice of its election to exercise this option within five days after the date Landlord's notice is given. Time is of the essence.

     C.  Lease Amendment.  If Tenant so exercises either or both of these
        ---------------
options, then within 10 days thereafter, Landlord and Tenant shall enter into an amendment to this Lease to add the DTC Space or Other Expansion Space, as applicable as a part of the Leased Premises and Tenent's Pro Rates Portion of the Building. Operating Costs shall be increased accordingly. If Tenant does not so exercise the applicable option, then Landlord shall have the right to lease all or part of the DTC Space or Other Expansion Space, whichever is applicable, to one or more other persons or entities.

53.  Right of First Refusal to Purchase.  If during the Lease Term Landlord
     ----------------------------------
decides to accept a written offer to sell all of its interest in the Building to an unrelated person or entity, Landlord shall notify Tenant of its intent to sell the Building and of the price (which will be the price Landlord is willing to accept, less any real estate commissions) and terms on which it is willing to sell the Building (the "First Refusal"). If the Building is one of a number of buildings offered for sale, the price of the Building shall be separately stated and the First Refusal shall apply only to the Building. Tenant shall have five days after Landlord gives notice of the First Refusal to Tenant in which to deliver to Landlord notice of its election to exercise this right on the terms stated in the First Refusal. Time is of the essence. If Tenant so exercises this right, then the sale of the Building shall be closed in accordance with the terms stated in the First Refusal; otherwise, landlord shall have the right to sell the Building within one year after the end of Tenant's option to any one or more other persons or entities at a price not less than 95% of the price stated in, and on substantially the same as the other terms stated in, the First Refusal. If Landlord does not so sell the Building within this one year period, then this Section 53 shall thereafter apply to any other offer which falls under this Section 53. If the Building is sold in accordance with this Section 53, the First Refusal shall terminate and shall not apply to any further sale.

54.  Renewal Option.  Providing Tenant is not in default under this Lease,
     --------------
Tenant shall have the option to renewal this Lease for two consecutive five (5) year periods. The Base Rent for the option period will be the Fair Rental Value Base Rent (as determined below) in the competitive rental market in which the Building is located at the time of the renewal. In the event Tenant fails to give notice to Landlord of Tenant's exercise of the first renewal option at least 180 days prior to the expiration or termination of the initial Lease Term, both of these options shall expire and Tenant's option to renew this Lease shall terminate. If Tenant timely exercises the first option and is not in default under this Lease, Tenant may exercise the second option by giving notice to Landlord at least 180 days prior to the expiration or termination of the first renewal term, and the second option shall expire and Tenant's option to renew this Lease shall terminate if it fails to timely exercise the option. Time is of the essence.

     If either or both of these options are properly exercised, then the term of that renewal period shall be included in the definition of Lease Term and, except for the adjustment of Rent and Base Year as provided below, all of the provisions of this Lease shall apply to the renewal term(s).

     If Tenant properly exercises one or both of the renewal options, then within 20 days thereafter, Landlord shall deliver to Tenant its computation of the fair rental value Base Rent for the Leased Premises for that renewal five-year period and the Base Year or Expense Stop that applies to it, which shall be determined without any allowance or reduction for brokerage commissions or leasing fees, tenant improvements, free rent or other rental concessions and without regard to the condition of or tenant improvements in the Leased Premises ("Fair Rental Value Base Rent"). Tenant shall notify Landlord within 15 days after it receives Landlord's computation of Fair Rental Value Base Rent if it disagrees with Landlord's proposal for the Fair Rental Value Base Rent for the applicable five-year period. If Tenant gives such a notice and Landlord and Tenant cannot agree upon the Fair Rental Value Base Rent within 15 days thereafter, then Landlord and Tenant shall select a commercial real estate broker who specializes in leasing commercial office space in the market area of the Building and who has leased commercial office space in the Denver metropolitan area for at least the preceding 10 years ("Commercial Broker") to determine the Fair Rental Value Base Rent (as defined above), and if they cannot agree upon a single Commercial Broker within 10

                                     -F-1-
days, then Landlord and Tenant shall each designate a Commercial Broker. If Landlord and Tenant each select a different Commercial Broker, those brokers shall make their determination of the Fair Rental Value Base Rent (as defined above) independently and shall deliver their determination in writing to both Landlord and Tenant within 15 days of their selection. If the two Commercial Brokers' Fair Rental Value Base Rent is within a 4% variation, then the average of their two number shall be the Fair Rental Value Base Rent. If their numbers vary by more than 4%, then the two Commercial Brokers shall select a third Commercial Broker who shall make his determination of Fair Rental Value Base Rent (as defined above) and the average of the two closest numbers of the three shall be the Fair Rental Value Base Rent. The Fair Rental Value Base Rent so determined shall be binding on Landlord and Tenant for the applicable five year period, unless the Fair Rental Value Base Rent is less than the Base Rent for the current Base Rent, in which case the current Base Rent shall continue as the Base Rent for the next five-year period. The consulting fee, if any, charged by the Commercial Broker shall be paid as follows: (a) if the parties agree on one Commercial Broker or if the two Commercial Brokers select a third, each party will pay one-half of the fee, if any, they mutually agree to pay that broker; and (b) if they each select a Commercial Broker, the party who selects the broker shall be responsible for paying that broker's fee, if any.

55.  Confidentiality.  Tenant shall maintain in confidence the terms of this
     ---------------
Lease and any offer or other information provided to Tenant under Sections 53 or 54, except with respect to any attorneys, accountants and governmental authorities who have a need to know that information and who, except for governmental authorities, agreed to maintain that information in confidence.

56.  Tenant's Equipment.  Landlord acknowledges and agrees that all personal
     ------------------
property, equipment, apparatus, fittings, building fixtures and trade fixtures installed or stored on the Premises by the Tenant constitute personal property, not real property, and shall continue to be the personal and exclusive property of Tenant, including, without limitation, all telecommunication equipment, towers, switches, cables, wiring and associated equipment or personal property (collectively, the "Equipment"). The Equipment shall remain at all times the personal property of Tenant, and neither Landlord nor any person claiming by, through or under Landlord shall have any right, title or interest (including without limitation a security interest) in the Equipment. Tenant, and Tenant's successors in interest, shall have the right to remove the Equipment at any time during the Term of this Lease or its earlier termination. With respect to the holder of any mortgage, deed of trust or other lien affecting Landlord's interest in the Premises, whether existing as of the date hereof or arising hereafter, Landlord and Tenant hereby agree, acknowledge and declare that the Equipment is now and shall at all times hereafter remain the personal and exclusive property of Tenant. The parties further acknowledge and agree that Landlord shall have no right or authority to grant a lien upon or security interest in any of the Equipment.

57.  Roof Antenna.  Notwithstanding anything to the contrary contained in this
     ------------
Lease, Landlord agrees that Tenant shall have the right to install the following antennas on the roof of the Building, and to install connecting cables thereto subject to prior approval by Landlord of the location on the roof and the color of such antennas and subject to prior approval by the Denver Technological Center Architectural Control Committee ("ACC"):

            1 - 9" satellite antenna
            1 - 18" satellite antenna
            1 - 4 foot microwave antenna

The installation of such antennas shall be subject to paragraph 12.A and structurally designed by a licensed structural engineer with complete plans and specifications which shall be subject to the approval of Landlord which will not be unreasonably withheld.

                                     -F-1-